EXHIBIT 4.5

Exhibit 4.5

MDU RESOURCES GROUP, INC.

401(K) RETIREMENT PLAN

As Restated December 1, 2006

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INTRODUCTION
The Tax Deferred Compensation Savings Plan ("Plan") was originally established, effective January 1, 1984, by the Board of Directors of MDU Resources Group, Inc. (formerly known as Montana-Dakota Utilities Co.) for the exclusive benefit of its employees.  It is intended to provide a means for deferred savings and investment by employees and to afford security for their retirement. The Company will make contributions, as provided herein, to be added to such savings.
The Plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 and Section 401(k) of the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.  Effective as of January 1, 1988, the Plan was amended and restated to reflect the merger, also effective as of that date, of the Plan with the Employee Stock Ownership Plan for which contributions were suspended.  Effective as of October 1, 1990, the Plan was amended and restated to provide additional investment options.  Certain officers, as set forth in Section 16 of the Securities Exchange Act of 1934 and the rules thereunder ("Section 16 Officer(s)"), are subject to special limitations on their ability to make "participant-directed transactions" under the Plan.  These provisions are set forth in Section XII of the Plan and apply to Section 16 Officers notwithstanding any other inconsistent provisions in the Plan. Effective January 1, 1994, the Plan was amended and restated to provide, among other things rollovers into the Plan from qualified sources, and provide the Committee with authority to extend participation rights. Effective April 1, 1994, the Plan was amended to provide increased ability to change investment elections.

Effective January 1, 1995, the Anchorage Sand and Gravel Company, Inc. Profit Sharing/401(k) Plan was merged with the Plan.
Effective January 1, 1997, the Plan was amended to provide, among other things:  daily fund transfers and investment election changes by participants, as well as other changes resulting from a conversion to daily recordkeeping.
Effective January 1, 1998, the Plan was amended and restated to provide, among other things: participant loans.
Effective January 1, 1999, the Plan was amended to provide, among other things: a variable match and profit sharing feature.  Also effective January 1, 1999, the MDU Resources Group, Inc. Tax Deferred Compensation Savings Plan for Collective Bargaining Unit Employees was merged into this Plan, and the Plan was renamed the MDU Resources Group, Inc. 401(k) Retirement Plan.
Effective December 1, 1999, the Plan was amended to allow participating employers the flexibility to provide their Participants with different maximum deferral levels.
Effective April 1, 2000, the LTM, Incorporated 401(k) Employee Savings Plan was merged with the Plan.
Effective February 15, 2001, the Plan was amended to allow matching contributions to be diversified.
Effective January 1, 2003, the Plan was amended to include a Davis-Bacon feature.
Effective August 1. 2005, the Plan was amended to change the form of matching contributions from Common Stock to cash and to allow after-tax employee rollovers.

Effective as of May 25, 2006, the Plan was amended to expand the portion of the Plan intended to qualify as an employee stock ownership plan under Section 4975(e)((7) of the Code.  On and after June 1, 2006, a portion of the Plan is designed to invest primarily in Common Stock, and is intended to satisfy the requirements of a non-leveraged employee stock ownership plan set forth in Sections 401(a), 409, and 4975(e) of the Internal Revenue Code (the “ESOP”).  The remaining portion of the Plan shall consist of all amounts credited to Participants’ Accounts that are invested in Common Stock.  The Non-ESOP portion of the Plan shall consist of all amounts credited to Participants’ Accounts that are not invested in Common Stock.  The Committee shall maintain such Accounts and subaccounts as are deemed necessary for appropriate to reflect the value of Participants’ Accounts in the ESOP portion of the Plan and the Non-ESOP portion of the Plan.

ARTICLE I

DEFINITIONS

The following terms, when used herein, shall have the meanings stated below unless a different meaning is otherwise indicated or required by the context.  As used herein, the singular number shall be deemed to include the plural, unless a different meaning is clearly indicated by the context:
Account - The Savings Contribution Account, Matching  Contribution Account, ESOP Account, Rollover Account, and Profit Sharing Account, respectively, maintained for a Participant (or an Eligible Employee) as applicable.
Affiliate - Any corporation 80 percent or more of whose stock (based on voting power or value) is owned directly or indirectly by the Company and any partnership or trade or business which is 80 percent or more controlled directly or indirectly by the Company, except that with respect to Section 3.7 hereof "50 percent" shall be substituted for "80 percent."
Board of Directors - The Board of Directors of the Company.
Code - The Internal Revenue Code of 1986, as amended.
Committee - The MDU Resources Group, Inc. Employee Benefits Administrative Committee appointed to administer the Plan pursuant to Article VI.
Common Stock - Common Stock of the Company.
Company - MDU Resources Group, Inc. or any successor thereto.

Compensation – The total compensation paid to an Eligible Employee by the Employer (not in excess of $200,000, as adjusted by the Secretary of the Treasury to reflect increases in the cost of living), unreduced by any savings contributions of the Eligible Employee to the Plan, and any amount contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under 26 U.S.C. Sections 125, 132(f)(4), 402(e)(3), 402(h), or 403(b), but excluding other contributions to the Plan, contributions to other employee benefit plans, relocation allowances, club membership reimbursements, the cost of group life insurance that is added to taxable income of the Eligible Employee, and any other extra or additional compensation from the Employee or from the Employer which does not constitute base compensation including bonuses and any other incentive compensation.
Deferred Savings Feature - That portion of the Plan attributable to participation in a cash or deferred arrangement with the Company pursuant to Section 401(k) of the Code.
Direct Rollover - For purposes of Section 4.7, a Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.
Disability - A physical or mental condition of an Eligible Employee which qualifies such Employee for disability benefits under the MDU Resources Group, Inc. Long-Term Disability Plan or an Affiliate's Long-Term Disability Plan.
Distributee - For purposes of Section 4.7, a Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (QDRO), as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.
Effective Date - The Plan was originally established effective January 1, 1984.  The "Effective Date" of the amendment and restatement of the Plan is January 1, 2002.
Eligible Employee - An “Eligible Employee” means each regular full-time or part-time Employee who is at least 18 years of age and who is actively employed by the Employer in other than a temporary or occasional position as defined by the payroll practices of the Employer; provided, however, that a temporary or occasional Employee who completes more than 1,000 hours of service within a twelve-month period beginning on their employment date or in any subsequent Plan Year, shall be an Eligible Employee.  Notwithstanding the foregoing, an Employee of an Employer shall not be an Eligible Employee during any time when such Employee is 1) eligible to participate in a retirement plan which is a multi-employer plan as defined in Section 3(37) of ERISA to which the Employer contributes, or 2) covered by a collectively bargained unit which has not bargained for the Plan for such Employee.
Eligible Retirement Plan - For purposes of Section 4.7, an Eligible Retirement Plan is 1) an individual retirement account described in Section 408(a) of the Code, 2) an individual retirement annuity described in Section 408(b) of the Code, 3) an annuity plan described in Section 403(a) of the Code, 4) an annuity contract described in Section 403(b) of the Code, 5) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, or 6) a qualified trust described in Section 401(a) of the Code, that accepts the Distributees Eligible Rollover Distribution.  This definition shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.
Eligible Rollover Distribution - For purposes of Section 4.7, an Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributees designated beneficiary, or for a specified period of ten years or more, (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, (iii) any hardship distribution described in Section 401(k)(2)(B)(i)(iv) of the Code, (iv) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities, or (v) a distribution excluded from the definition of an “Eligible Rollover Distribution” under applicable Treasury rulings or regulations.
Employee - For all purposes of the Plan, an individual shall be an “employee” of or be “employed” by the Employer for any Plan Year only if such individual is treated by the Employer for such Plan Year as its employee for purposes of employment taxes and wage withholding for federal income taxes, regardless of any subsequent reclassification by the Company, any governmental agency, or court.
Employer - The Company and any Participating Affiliate.
ESOP - The portion of the Plan that is designed to invest primarily in Common Stock and is intended to satisfy the requirements of a non-leveraged employee stock ownership plan set forth in Code Sections 401(a), 409, and 4975(e).  The ESOP consists of all amounts credited to Participants’ Accounts that are invested in Common Stock from time to time, including without limitation, amounts held under this Plan as a result of the merger of the MDU Resources Group, Inc. Employee Stock Ownership Plan into the Plan as of January 1, 1988.
ESOP Account - The separate Account or Accounts maintained for a Participant to which is credited the Participant’s interest in the ESOP from time to time.
Highly Compensated Employee - Includes highly compensated active employees and highly compensated former employees. A highly compensated active employee means any employee who (A) was a 5-percent owner (as defined in Section 416(i)(I) of the Code) of the Employer at any time during the current or the preceding year, or (B) for the preceding year had compensation from the Employer in excess of $80,000 (as adjusted by the Secretary pursuant to Section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996).
A former employee shall be treated as a Highly Compensated Employee if (A) such employee was a Highly Compensated Employee when such employee separated from service, or (B) such employee was a Highly Compensated Employee at any time after attaining age 55.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of employees in the top paid group, will be made in accordance with Section 414(q) of the Code and the regulations there under.
For purposes of this subsection, the term “compensation” means compensation within the meaning of Section 415(c)(3) of the Code. The determination will be made without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code.
For plan years beginning after December 31, 1997, for purposes of this subsection, the term “compensation” means compensation within the meaning of Section 415(c)(3) of the Code.
Hours of Service - Any hour for which an Employee is directly or indirectly paid or entitled to payment by an Employer (1) for the performance of duties, or (2) on account of a period of time during which no duties are performed due to paid vacation, paid holidays, paid illness or incapacity, paid jury duty, or other authorized paid leaves of absence, or (3) for which back pay irrespective of mitigation of damages is either awarded or agreed to by an Employer. The number of Hours of Service, and the period to which such hours shall be credited, will be determined in accordance with Department of Labor regulations Section 2530.200b-2.

Investment Funds - Each of the investment funds designated by the Committee in which a Participant's Savings Contribution Account and Rollover Account may be invested, in accordance with Section 5.2.  Notwithstanding the foregoing, because  apportion of the Plan is designed to be an ESOP, the Plan shall at all times maintain an investment fund invested primarily in Common Stock, and such fund shall not be eliminated so long as a portion of the Plan is designed to be an ESOP.
Leased Employees - A leased employee (as defined below)  shall not be eligible to participate in the Plan.  A "leased employee" means any person who is not an employee of an Employer, but who has provided services to an Employer under the primary direction of the Employer, on a substantially full-time basis for a period of at least one year, pursuant to an agreement between the Employer and a leasing organization. If such leased employee subsequently becomes an employee of the Employer, the period during which a leased employee performs services for the Employer shall be taken into account for purposes of Section 2.1 of the Plan unless (1) such leased employee is a participant in a money purchase pension plan maintained by the leasing organization which provides a non-integrated employer contribution rate of at least 10  percent of compensation, immediate participation for all employees, and full and immediate vesting, and (2) leased employees do not constitute more than 20 percent of the  Employer's nonhighly compensated workforce.
Matching Contribution Account - The separate Account to which Employer matching contributions under Section 3.3 are credited.

Participant - An Eligible Employee who participates in the Plan pursuant to Section II.
Participating Affiliate - An Affiliate to which the Committee has extended the Plan and which adopts the Plan by its board of directors or other governing body.
Plan - The MDU Resources Group, Inc. 401(k) Retirement Plan as set forth herein and as amended from time to time.
Plan Year - The calendar year.
Predecessor Employer - An employer acquired by the Company or an Affiliate as the result of a merger, consolidation, or a transfer of assets or liabilities.
Profit Sharing Account - A separate account to which contributions under Section 3.4 are credited.
Retirement - The termination of employment with the Employer by reason of retirement after age 55.
Rollover Account - The separate Account maintained for a Participant (or an Eligible Employee) to hold amounts contributed pursuant to Section 3.8.
Savings Contribution Account - The separate Account to which savings contributions under Section 3.1 are credited.
Tax Year - The taxable year of the Employer ending December 31.
Trust Agreement - The Trust Agreement between the Company and the Trustee pursuant to which the Trust Fund is maintained, as such agreement may be amended from time to time.

Trust Fund - The Trust Fund under the Plan in which Plan assets are retained by the Trustee.
Trustee - The Trustee of the Trust Fund, and any successor thereto.

ARTICLE II

PARTICIPATION

2.1             Requirements -

(a)	Eligibility for Participation - Each Eligible Employee who was a Participant in the Plan immediately prior to the Effective Date shall continue to participate in the Plan as of the Effective Date.
(b)
Each other Eligible Employee who is not a Participant prior to the Effective Date or who becomes an Eligible Employee on and after the Effective Date shall become a Participant on the date he or she becomes an Eligible Employee, provided such Eligible Employee complies with any enrollment procedures established by the Committee.

2.2           Termination of Participation -
(a)	A Participant shall terminate active participation in the Plan upon any of the following events:
(i)	Death
(ii)	Retirement
(iii)	Disability
(iv)	Other termination of employment with the Employer

(b)
A Participant who elects, pursuant to Section 4.5(b), to make a complete or partial withdrawal from the Savings Contribution Account, Matching Contribution Account, and Rollover Account after age 59-1/2 shall not be deemed to terminate participation in the Plan by such election alone.

(c)
A Participant who ceases to be an Eligible Employee (other than by termination of employment) or discontinues savings contributions under Section 3.1 or enters the military service of the United States shall also be an inactive Participant with respect to the Deferred Savings Feature of the Plan. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.  Any interest of an inactive Participant in the Plan may be allowed to remain in the Trust Fund, subject to payment as provided in Section IV hereof.

2.3
Reemployment - An Eligible Employee or Participant who terminates employment with the Employer and who is subsequently reemployed as an Eligible Employee shall become a Participant on the date of his or her reemployment, provided such Eligible Employee complies with any enrollment procedures established by the Committee.

ARTICLE III

CONTRIBUTIONS

3.1           Savings Contributions -

(a)
Maximum - A Participant may contribute, by payroll deduction, any whole percentage of the Participant's Compensation for each pay period to the Participant's Savings Contribution Account, subject to the following maximum percentages: (i) 50% of the Participant's Compensation if the Participant is not a Highly Compensated Employee, and (ii) 22% of the Participant's Compensation if the Participant is a Highly Compensated Employee. Notwithstanding the immediately preceding sentence, an Employer, by resolution of its board of directors and subject to the approval of the Committee, may provide for a maximum savings contribution percentage on behalf of Participants employed by that Employer that differs from the maximum savings contribution percentage stated above in which case the maximum savings contribution percentage so adopted by the Employer and approved by the Committee shall be set forth in a separate schedule forming a part of the Plan and shall be applicable to that Employer in lieu of the maximum savings contribution percentage stated above until changed by action of the board of directors of the Employer and approved by the Committee.

(b)	Savings contributions on behalf of a Participant shall constitute Employer contributions to the Plan and shall be credited to such Participant's Savings Contribution Account, subject to Section 3.5.

(c)
Upon becoming a Participant, and at any time thereafter, each Participant may elect the percentage of Compensation to be contributed as a savings contribution to the Plan.  Any such election will take effect as soon as administratively feasible.  Each election by a Participant under this Section shall be made pursuant to one of the following methods: (i) by filing a written election, (ii) by telephone through a telephone system established by the Committee for this purpose, or (iii) by any other method designated by the Committee.

(d)
Savings Contributions must be contributed to the Trust Fund as soon as practicable, but in no event later than the fifteenth business day of the month following the month in which such deferrals were made.

3.2
Suspension of Participant Contribution - A Participant may suspend the amount of savings contributions at any time as provided in Section 3.1 (c). Such suspension will take effect as soon as administratively feasible.  A Participant will not be permitted to make up suspended savings contributions to the Plan.

3.3	Matching Contributions -

(a)
Standard Match - Each Employer shall make a contribution for each pay period equal to fifty percent (50%) of the savings contribution made by the Employer under Section 3.1 for such pay period on behalf of the Participants employed by that Employer provided, however, that a Participant’s savings contributions in excess of six percent (6%) of Compensation for such pay period shall not be eligible for matching contributions. Notwithstanding the immediately preceding sentence, an Employer, by resolution of its board of directors and subject to the approval of the Committee, may provide for a standard matching contribution on behalf of Participants employed by that Employer that differs from the matching contribution stated above. In which case, the matching contribution so adopted by the Employer and approved by the Committee shall be set forth in a separate schedule forming a part of the Plan and shall be applicable to that Employer in lieu of the matching contribution stated above until changed by action of the Board of Directors of the Employer and approved by the Committee. Matching contributions on behalf of a Participant shall be made in cash and credited to such Participant’s Matching Contribution Account.

          Each Employer shall make a true up standard matching contribution for a Plan Year on behalf of eligible participants.  Such true up standard matching contribution shall be in the amount which, when aggregated with all matching contributions made during such Plan Year on behalf of such Participant pursuant to this Section 3.3(a), will equal fifty percent (50%) of the Participant’s savings contributions for such Plan Year that does not exceed six percent (6%) of the Participant’s Compensation for such Plan Year. A Participant whose employment is terminated during the year shall receive a true up standard matching contribution either at year end or sooner, as determined in the sole discretion of the employer.  Notwithstanding the foregoing, for any Participant employed by an Employer who provides a standard matching contribution that differs from the matching contribution formula stated above, as set forth in a separate schedule under the Plan, the amount of true up standard matching contribution shall not exceed the maximum matching contribution made pursuant to such schedule as determined on a Plan Year basis.

(b)
Variable Match - Each Employer, in its sole discretion, may make an additional matching contribution on behalf of the Participants employed by that Employer under Section 3.1.  An Employer may provide for a variable matching contribution on behalf of Participants employed by that Employer under criteria established by resolution of its board of directors and subject to the approval of the Committee.  Such variable matching contributions on behalf of a Participant shall be made in cash and credited to such Participant’s Matching Contribution Account.

3.4
Profit Sharing Contributions - Each Employer, in its sole discretion, may make a special contribution to the Plan on behalf of Participants employed by that Employer that will be allocated to Participants under criteria established by resolution of its board of directors and subject to the approval of the Committee. Each profit sharing feature shall be set forth in a separate supplement forming part of the Plan and shall be applicable to that Employer until changed by action of the board of directors of the Employer and approved by the Committee.  Any such contribution will be made to each Participant’s Profit Sharing Account and will be invested pursuant to the Participant’s current election of investment of future contributions.  Profit Sharing Contributions will be made in accordance with Section 5.1.

3.5	Special Limitations on Savings Contributions -

(a)	For each Plan Year, the Plan shall comply with Code Section 401(k) (3).

Specifically, if the Actual Deferral Percentage (as defined in paragraph (c) below) of Compensation for Participants who are Highly Compensated Employees is more than the amount permitted under the special limitations set forth in paragraph (b) of this Section 3.5, the savings contributions made by the Highly Compensated Employees will be reduced (in the order of those Highly Compensated Employees with the highest dollar contribution amount) to the extent necessary to meet the requirements of paragraph (b) below.  The Employer shall pay directly to the Participant any excess amounts withheld for contribution.  Any excess savings contributions made to the Trust Fund, plus any related earnings thereon, shall be distributed to such Participants before the end of the Plan Year following the Plan Year in which such excess savings contributions are made.  Amounts to be distributed to a Participant pursuant to the previous sentence shall be reduced by the amounts (if any) to be distributed to that Participant pursuant to paragraph (g) below.

In addition, if the Employer or the Committee determines that contributions would be in excess of the special limitations set forth in paragraph (b) below, the Employer may in its sole discretion suspend, in whole or in part, savings contributions to the Plan made on behalf of Participants who are Highly Compensated Employees.  In such case the savings contributions which would ordinarily be contributed to the Trust Fund on the Participant’s behalf in a payroll period shall be paid directly to such Participants.
(b)
The Actual Deferral Percentage for any Plan Year beginning on or after January 1, 1987 of all Eligible Employees who are Highly Compensated Employees shall not exceed, alternatively: (A) 125 percent of the Actual Deferral Percentage for all Eligible Employees who are not Highly Compensated Employees, or (B) 200 percent of the Actual Deferral Percentage for Eligible Employees who are not Highly Compensated Employees, provided that the Actual Deferral Percentage for all Highly Compensated Employees does not exceed the Actual Deferral Percentage for all other Eligible Employees by more than 2 percentage points.

(c)
For purposes of this Section 3.5, the Actual Deferral Percentage for a Plan Year shall be the average of the ratios, calculated separately for each Eligible Employee in each group, of the amount of savings contributions credited to the Savings Contribution Account on behalf of each Eligible Employee for such Plan Year to the Eligible Employee's Compensation (as determined for purposes of Section 415(c)(3) of the Code and the regulations thereunder) for such Plan Year.

(d)
If a reduction in the amount of savings contributions on behalf of a Participant is required because of the application of (a) above, the reduction shall be treated as taxable earnings to the Participant for the pay period in which the reduction occurs, and the Employer shall withhold any taxes required by law on such taxable earnings.

(e)	If a distribution of excess deferral contributions (and related earnings) is required because of the application of (a) above, the Employer shall withhold any taxes required by law on such distribution.
(f)
In the event an active Participant is required to reduce savings contributions to the Plan as a result of the application of the provisions of (a) above, the matching contribution under Section 3.3 made on behalf of the Participant for the remainder of the Plan Year shall be applied to the reduced amount of savings contributions.

(g)
Notwithstanding the foregoing provisions of this Section 3.5, the maximum amount of savings contributions credited to the Savings Contribution Account on behalf of a Participant in any calendar year may not exceed $11,000, as may be adjusted in accordance with regulations prescribed by the Secretary of the Treasury to reflect increases in the cost of living, and any such contributions made to the Savings Contribution Account in excess of such $11,000 amount (as adjusted), plus any related earnings on such excess amount, shall be distributed to the Participant no later than April 15 following the close of the calendar year in which such excess contributions are made. The amount of savings contributions distributed to a Participant pursuant to the immediately preceding sentence shall be reduced by the amount of savings contributions distributed to such Participant pursuant to paragraph (a) above for the same Plan Year.

(h)
The earnings allocable to distributions of savings contributions exceeding the limits of paragraph (b) or (g) shall be the sum of: (i) the earnings attributable to the Participant’s savings contributions for the year multiplied by a fraction, the numerator of which is the applicable excess amount, and the denominator of which is the balance in the Savings Contribution Account of the Participant on the last day of such year reduced by gains (or increased by losses) attributable to such account for the year; and (ii) ten percent (10%) of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.
(i)
All employees who are eligible to make savings contributions under the Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code, effective for contributions made after December 31, 2001. Such catch-up contributions shall not be taken into account for purposes of implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

3.6	Special Matching Contribution Limitations -

(a)
For each Plan Year, the Plan shall comply with Code Section 401(m)(2). Specifically, if the Contribution Percentage (as defined in paragraph (c) below) for Participants who are Highly Compensated Employees is more than the amount permitted under the special limitations set forth under paragraph (b) of this Section 3.6, the Employer matching contributions credited to the Matching Contribution Accounts of those Participants who are Highly Compensated Employees shall be reduced (in the order of the Highly compensated Employees with the highest dollar amount of matching contribution) to the extent necessary to meet the requirements of paragraph (b) below. Any excess matching contributions made to the Trust Fund, plus any related earnings thereof, shall be distributed to such Participants before the end of the Plan Year following the Plan Year in which such excess matching contributions are made. The earnings allocable to distributions of savings contributions exceeding the limits of paragraph (b) or (g) shall be the sum of:  (i) the earnings attributable to the Participant’s savings contributions for the year multiplied by a fraction, the numerator of which is the applicable excess amount, and the denominator of which is the balance in the Savings Contribution Account of the Participant on the last day of such year reduced by gains (or increased by losses) attributable to such account for the year; and (ii) ten percent (10%) of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.  In addition, if the Employer or the Committee determines that contributions or matching contributions would be in excess of the special limitations set forth under paragraph (b) below, the Employer may, in its sole discretion, suspend, in whole or in part, savings contributions to the Plan made on behalf of Participants who are Highly

Compensated Employees and, therefore, related matching contributions with respect to such Participants in which case the savings contributions that would ordinarily be contributed to the Trust Fund on the Participants’ behalf in a payroll period shall be paid directly to such Participants.
(b)
The Contribution Percentage for any Plan Year of all Eligible Employees who are Highly Compensated Employees shall not exceed, alternatively: (A) 125 percent of the Contribution Percentage for all Eligible Employees who are not Highly Compensated Employees, or (B) 200 percent of the Contribution Percentage for Eligible Employees who are not Highly Compensated Employees, provided that the Contribution Percentage for all Highly Compensated Employees does not exceed the Contribution Percentage for all other Eligible Employees by more than 2 percentage points.

(c)
For purposes of this Section 3.6, the Contribution Percentage for a Plan Year shall be the average of the ratios, calculated separately for each Eligible Employee in each group, of the amount of matching contributions to the Matching Contribution Account on behalf of each Eligible Employee for such Plan Year to the Eligible Employee's compensation (as determined for purposes of Section 415(c)(3) of the Code and the regulations thereunder) for such Plan Year.

(d)
If a reduction in the amount of savings contributions on behalf of a Participant is required because of the application of paragraph (a) above, the reduction shall be treated as taxable earnings to the Participant for the pay period in which the reduction occurs, and the Employer shall withhold any taxes required by law on such taxable earnings.
(e)
If a distribution of excess savings contributions or excess matching contributions (and related earnings) is required because of the application of a) above, the Employer shall withhold any taxes required by law on such distribution

(f)
In the event an active Participant is required to reduce savings contributions to the Plan as a result of the application of the provisions of paragraph (a) above, the matching contribution under Section 3.3 made on behalf of the Participant for the remainder of the Plan Year shall be applied to the reduced amount of savings contributions.

3.7	Contribution Limitation -

(a)
Defined Contribution Limitation - Any provision of the Plan to the contrary notwithstanding and except to the extent permitted under Section 414(v) of the Code, the “annual addition” (as defined below) to a Participant’s Accounts for the Plan Year shall not exceed the lesser of: 1) 100 percent of Compensation (within the meaning of Section 415(c)(3) of the Code) or 2) $40,000, as adjusted for increases in the cost of living under Section 415(d) of the Code.  The compensation limit referred to in 1) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition. The term “annual addition” for any Plan Year means the sum of the savings contributions, matching contributions, and any profit sharing contributions credited to a Participant’s

Accounts for that year.  If the annual additions that would otherwise be contributed or allocated to a Participant’s Accounts would exceed the foregoing limitations, the excess amounts shall be reduced in the following order: 1) savings contributions that are not matched by any Employer standard or variable matching contributions, 2) savings contributions and their respective Employer standard and/or variable matching contributions on a pro rata basis, 3) discretionary profit sharing contributions made under Section 3.4 of Plan.  Any savings contributions that are reduced to satisfy the limitations of this paragraph shall be returned to the Participant, and any Employer standard and/or variable matching contributions and profit sharing contributions shall be used to reduce future Employer contributions made under the Plan.  A Participant’s “Section 415 compensation” means their total compensation within the meaning of Code Section 415(c)(3) for that year for services rendered to an Employer as an employee, including amounts deferred by the Participant for that year through compensation reductions pursuant to Code Sections 125, 401(k), 403(b), and 457.  In no event shall the amount of annual additions attributable to a Participant for any Plan Year exceed the limitations imposed under Section 415 of the Code and the regulations there under.

3.8
Rollover Contributions - At the direction of the Committee, and in accordance with such uniform rules as the Committee may from time to time establish, rollovers described in Section 402(c) of the Code, rollovers from an annuity contract described in Section 403(b) of the Code, rollovers from an eligible plan under

Section 457(b) of the Code that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that is not tax-exempt, and rollovers from an Eligible Employee under another plan which meets the requirements of Section 401(a) of the Code, including after-tax employee contributions, may be received by the Trustee and will be credited to an Account established in the name of the Eligible Employee. Any rollover contribution made in accordance with the preceding sentence must be made in cash; rollover contributions of property other than cash will not be accepted.  Any amount received by the Trustee for an Eligible Employee in accordance with this Section 3.8 shall be adjusted during each accounting period for their pro rata share of any change in the value of the Investment Funds.  Eligible Employees shall be fully vested (subject to investment experience) in their Rollover Account.

ARTICLE IV

ACCOUNTS; VESTING; DISTRIBUTIONS

4.1           Participants' Accounts -

(a)
The Employer shall maintain, or cause to be maintained, records which reflect the interest of each Participant's Savings Contribution Account, Matching Contribution Account, ESOP Account, Rollover Account, and Profit Sharing Account, as applicable, including all contributions, income, gains or losses, and withdrawals with respect to such Accounts. Records for the Participants' Accounts shall be maintained in accordance with procedural rules as determined by the Committee.  As of such valuation dates as the Committee shall determine, but not less frequently than once each Plan Year, the Committee shall determine the value of each Participant's Accounts.

(b)
At least once each Plan Year, the Employer shall cause to be furnished to each Participant a statement of the contributions made by the Employer on the Participant's behalf, and the value of the Participant's Accounts, as well as such information as may be necessary to set forth earnings, gains, or losses with respect to the Participant's Accounts.

4.2	Vesting -

(a)
A Participant will, at all times, have a fully vested and nonforfeitable right to the value of the Participant's Savings Contribution Account, Matching Contribution Account, Rollover Account, and ESOP Account. As described in any Plan  supplement  adding a  Profit Sharing feature, a number of years of service may be required for the Participant to be fully vested in their Profit Sharing Account.  If a Participant terminates employment before becoming fully or partially vested in their Profit Sharing Account, the non-vested portion in such account shall be forfeited as of the last day of the Plan Year in which the Participant terminates employment with the Company and all Affiliates. Any forfeitures which arise under the terms of this paragraph shall be used for any of the following: 1) to reinstate the profit sharing contributions of any reemployed Participants pursuant to the terms of the Plan, 2) to reduce profit sharing contributions to the Plan, and 3) to reduce administrative expenses incurred by the Plan.

(b)
If a Participant’s employment with the Company and all Affiliates terminates before becoming vested in their Profit Sharing Account, and such Participant is subsequently reemployed by the Company or an Affiliate, the following special rules shall apply:

(i)	A “1-Year Break In Service” means a Plan Year in which a terminated Participant completes less than 500 Hours of Service.

(ii)
If the Participant was not vested at his or her prior termination of employment, the Participant’s years of vesting service prior to the termination of employment shall be aggregated with years of vesting service accrued upon reemployment only if number of their consecutive 1-Year Breaks in Service is less than (5).

(iii)	In the case of a Maternity or Paternity Absence (as defined below), a

Participant shall be credited, for the first Plan Year in which they otherwise would have incurred a 1-Year Break In Service (and solely for purposes of determining whether such a Break In Service has occurred), with the Hours of Service which normally would have been credited to the Participant but for such absence (or, if the Committee is unable to determine the hours which would have been so credited, 8 hours for each work day of such absence), but in no event more than 501 hours for any one absence.  A “Maternity or Paternity Absence” means an Employee’s absence from work because of the pregnancy of the Employee or birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for the child immediately following such birth or placement. The Committee may require the Employee to furnish such information as the Committee considers necessary to establish that the Employee’s absence was for one of the reasons specified above.

(iv)
If a Participant terminated employment with the Company and all Affiliates before the Participant was fully vested in the Participant’s Profit Sharing Account, and is reemployed by the Company or an Affiliate before incurring five (5) consecutive 1-Year Breaks In Service, the forfeiture which resulted from their earlier termination of employment (unadjusted by subsequent gains or losses if the Participant received a prior distribution from the Plan) shall be recredited to the Participant’s Profit Sharing Account as of the

accounting date coincident with or next following the date of their reemployment.
4.3	Distribution -

(a)
The amount credited to a Participant's Accounts, to the extent such Participant is vested in such Accounts, shall become payable to the Participant (or the beneficiary, as applicable) subject to Section 4.6 upon any of the following events:

(i)	Retirement;

(ii)	Disability;

(iii)	Death;

(iv)	Other termination of employment with the Employer;

(v)	As a hardship withdrawal under Section 4.5(a);

(vi)	As a withdrawal after age 59-1/2 pursuant to Section 4.5(b).

4.4
Method of Payment - Participants (or their beneficiaries), in accordance with such uniform rules as the Committee may establish, shall elect distribution of their Accounts in one of the following methods:

(a)	as a single sum distribution; or

(b)	in annual installments over a period of time, not to exceed five (5) years.

Distributions shall generally be paid in cash; provided, however, that distributions from a Participant’s ESOP Account may, at the Participant’s election, be paid in the form of Common Stock.

4.5           Withdrawals by Participants –
(a)	Hardship Withdrawal – A Participant may apply for a hardship withdrawal at any time. The withdrawal must be for an immediate and heavy financial need of the Participant for which funds are not reasonably available from other resources of the Participant.  If approved, such withdrawal shall equal the lesser of: 1) the amount required to be distributed to meet the need created by the hardship, (including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal), or 2) the value of the Participant’s Savings Contribution Account (excluding earnings credited to such Account after December 31, 1988), Matching Contribution Account, ESOP Account, Rollover Account, and vested portion of the Profit Sharing Account.  Immediate and heavy financial needs are limited to amounts necessary for:
(i)
Unreimbursed medical expenses (as defined in Section 213 of the Code, determined without regard to whether the expense exceeds 7½%  of adjusted gross income) incurred by the Participant, the Participant’s spouse, or the Participants “dependents” (as defined in Section 152 of the Code without regard to Sections 152(b)(1), (b)(2), and (d)(1)(B)).

(ii)	Preventing foreclosure on or eviction from the Participant’s principal residence.
(iii)	Costs directly related to the purchase of the Participant’s principal residence, not including mortgage payments.
(iv)	Tuition, room and board, and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant’s spouse, children, or dependents.
(v)	Funeral or burial expenses for the Participant’s deceased parent, spouse, children or dependents.
(vi)
Expenses for repair of damages to the Participant’s principal residence that would qualify for a casualty loss deduction under Section 165 of the Code (determined without regard to whether the loss exceeds ten percent (10%) of adjusted gross income).

If a hardship withdrawal is granted under this Section 4.5(a), the Participant must suspend making savings contributions and contributions to any other qualified or nonqualified plans of deferred compensation maintained by the Company for a minimum period of six months after the hardship distribution is received; such suspension does not include contributions to a health or welfare benefit plan including one that is part of a cafeteria plan within the meaning of Section 125 of the Code.  A hardship withdrawal shall be paid to the Participant in cash as soon as practicable after approval of the Participant’s written request.
A hardship withdrawal may be made only after the Participant has obtained all distributions, other than hardship withdrawals (including distributions of ESOP dividends under Section 404(k) of the Code) and all nontaxable loans currently available under all qualified plans (and any other employee benefit plan specified in Internal Revenue Service rules and regulations applicable to such hardship withdrawals) maintained by the Company or an Affiliate including this Plan.

(b)
Withdrawal After Age 59-1/2 -  A Participant who has attained age 59-1/2 may withdraw, by written election to the Committee once per Plan Year, all or any portion of the Participant’s Savings Contributions Account, Matching Contribution Account, ESOP Account, Rollover Account, and vested portion of the Profit Sharing Account, in cash or in the form of Common Stock.

(c)	Rollover Withdrawal – A Participant may withdraw, at any time by written election, all or any portion of the Participant’s Rollover Account.

4.6        Timing of Distributions -
(a)
When Distributions May Commence - If a Participant has incurred a distribution event described in Section 4.3 and requests a distribution of the Account, amounts credited to such Participant's Accounts will be paid as soon as practicable after such amounts are ascertained.

(b)	When Distributions Must Commence.

(i)
Accounts Not Exceeding $1,000.  If a Participant incurs a distribution event described in Section 4.3(a) (i)-(iv) and the value of the Account (excluding any loan offset amount) does not then exceed $1,000, such Account shall be distributed as soon as practicable after such amounts are ascertained without the need for the Participant's consent to such distribution.

(ii)
Accounts in Excess of $1,000.  If a Participant incurs a distribution event described in Section 4.3(a)(i)-(iv), payment of a Participant's Accounts shall commence not later than the 60th day after the end of the calendar year in which the latest of the following events occurs:

(I)	the Participant attains age 62;

(II)	the tenth anniversary of the year in which the Participant commenced participation in the Plan occurs; or

(III)	the Participant terminates employment with the Company and all Affiliates;

provided, however, that the Participant may elect to defer distribution of the Accounts (by not requesting a distribution) until attainment of age 65.  As a result, if the Participant's Account (excluding the balance in the Participant’s Rollover Account and any loan offset amount) exceeds $1,000, a distribution will not be made to the Participant before attainment of age 65 without consent.  Upon a Participant's attainment of age 65, distribution of the Account shall commence as soon as practicable after such amounts are ascertained.  If a Participant dies before age 65 and the Participant's surviving spouse is the beneficiary, the surviving spouse may elect to defer distribution of the Participant's Account until the Participant would have attained age 65.

(c)
Minimum Distribution Rules for Employees Who Continue in Service After Attaining Age 70-1/2.  All distributions under the Plan shall be made in accordance with Code Section 401(a)(9) and the regulations promulgated thereunder.

(i)	5% Owners in Service After Attaining Age 70-1/2 With regard to a Participant who is a 5% owner (as defined in Code Section 416),

payment of a benefit under the Plan shall commence no later than the April 1 next following the calendar year in which such Participant attains age 70-1/2, regardless of whether the Participant has retired or otherwise terminated employment as of such date.

(ii)
All Other Participants in Service After Attaining Age 70-1/2  With regard to Participants other than 5% owners who continue to be an active employee after attaining age 70-1/2, distribution of their Accounts is not required until they terminate employment.

4.7
Distributions Made in Accordance with Code Section 401(A)(31) - This Section applies to distributions made on or after January 1, 1993.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributees election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

4.8
Loans to Participants - While it is the primary purpose of the Plan to accumulate retirement funds for Participants, it is recognized that under some circumstances it is in the best interest of Participants to permit loans to be made to them while they continue in the active service of the Employer.  Accordingly, the Committee, pursuant to such rules as it may from time to time establish and upon application by a Participant supported by such evidence as the Committee requests, may make loans to Participants subject to the following:

(a)	The amount of any loan made to a Participant, when added to the outstanding balance of all other loans made to the Participant from all qualified plans maintained by the Employer and any Affiliates shall not exceed the lesser of:

(i)	$50,000, reduced by the excess (if any) of:

(a)	the highest outstanding balance during the one-year period ending immediately preceding the date of the loan, over

(b)	the outstanding balance on the date of the loan, of all such loans from all such plans, or

(ii)	one-half of the Participant's total vested account balances under the Plan.

(b)
Each loan must be evidenced by a promissory note prepared in a form approved by the Committee and shall bear interest at a commercially reasonable rate as determined by the Committee and shall require substantially level amortization (with payments at least quarterly) over the term of the loan.

(c)
Each loan shall specify a repayment period that shall not extend beyond five years.  However, the five-year limit shall not apply to any loan used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as the principal residence of the Participant, in which event the time limit shall be fifteen years.

If upon a Participant's retirement or other termination of employment, any loan or portion of a loan made to the Participant under the Plan, together with the accrued interest thereon, remains unpaid, an amount equal to such loan or any part thereof, together with the accrued interest thereon, shall be charged to the Participant's Accounts.
Interest paid by a Participant on a loan made under this Section 4.8 shall be credited to the Accounts of the Participant as of the accounting date which ends the accounting period of the Plan during which such interest payment is made.  Outstanding loan balances will be credited with interest at the rate determined pursuant to Section 4.8(b).
The Committee may allow for suspension of loan repayments under the Plan as permitted under Section 414(u)(4) of the Code.

ARTICLE IV A
MINIMUM DISTRIBUTION REQUIREMENTS
4A.1	General Rules -
(a)	Effective Date. - The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.
(b)
Precedence. - The requirements of this Article will take precedence over any inconsistent provisions of the Plan; provided, however, that this Article shall not require the Plan to provide any form of benefit, or any option, not otherwise provided under the Plan.

(c)
Requirements of Treasury Regulations Incorporated. - All distributions required under this Article will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

(d)
TEFRA Section 242(b) Elections.  Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

(e)
Definitions – For purposes of this Article IV A.Minimum Distribution Requirements terms shall have the same meaning contained in Article I, unless an alternate definition is listed hereinafter in Section 4!.5, in which case the definition in hereinafter in Section 4A.5 shall control.

4A.2	Time and Manner of Distribution -
(a)	Required Beginning Date. - The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.
(b)
Death of Participant Before Distributions Begin. - If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(i)
If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(ii)
If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, and if distribution is to be made over the life or over a certain period not exceeding the life expectancy of the Designated Beneficiary (if permitted under Section 4 of the Plan), distribution to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii)
If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, or if the provisions of subsection (i) and (ii) do not otherwise apply, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.
(iv)
If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 4A.2(b), other than Section 4A.2(b)(i), will apply as if the surviving spouse were the Participant.

For purposes of Sections 4A.2 and 4A.4, unless Section 4A.2(b)(iv) applies, distributions are considered to begin on the Participant’s required beginning date.  If Section 4A.2(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 4A.2(b)(i).  If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 4A.2(b)(i)), the date distributions are considered to begin is the date distributions actually commence.
(c)
Forms of Distribution. - Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year, distributions will be made in accordance with Sections 4A.3 and 4A.4.  If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.
4A.3	Required Minimum Distributions During Participant’s Lifetime -
(a)
Amount of Required Minimum Distribution for Each Distribution Calendar Year. - During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(i)
the quotient obtained by dividing the Participant’s Account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(ii)
if the Participant’s sole Designated Beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

(b)
Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. - Required minimum distributions will be determined under this Section 4A.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

4A.4	Required Minimum Distributions After Participant’s Death
(a)	Death on or after Date Distributions Begin.
(i)
Participant Survived by Designated Beneficiary. - Subject to the provisions of this Article, if the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s Designated Beneficiary, determined as follows:

(1)	The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
(2)
If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year.  For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.
(3)
If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(ii)
No Designated Beneficiary. - If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(b)	Death Before Date Distributions Begin -
(i)
Participant Survived by Designated Beneficiary. - If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s Designated Beneficiary, determined as provided in Section 4A.4(a).

(ii)
No Designated Beneficiary.- If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iii)
Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. - If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 4A.2(b)(i), this Section 4A.4(b) will apply as if the surviving spouse were the Participant.

4A.5	Definitions -
(a)
Designated Beneficiary. - The individual who is designated as the Beneficiary under Section 6.6 of the Plan and is the designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(b)
Distribution Calendar Year. - A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date.  For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 4A.2(b).  The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date.  The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.
(c)	Life Expectancy. - Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.
(d)	Participant’s Account Balance. - The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.
(e)	Required Beginning Date. - The date specified in Section 4.6 of the Plan.

ARTICLE V

INVESTMENT OF CONTRIBUTIONS

5.1
Making of Contributions - Once each month, or as otherwise determined by the Committee subject to the Employer's consent, the Employer will pay over contributions to the Trustee to be held in trust and invested as herein provided and as set out more fully in the Trust Agreement.  The Employer's matching contributions and Profit Sharing contributions, if any, shall not be made later than the due date for filing the Employer's federal income tax return for the Tax Year, including any extensions thereof.  The contributions to this Plan when taken together with all other contributions made by the Employer to other qualified retirement plans shall not exceed the maximum amount deductible under Section 404 of the Code.

5.2	Investment -

(a)
Each Participant’s Savings Contribution Account and Rollover Account and earnings credited to such Accounts on and after the Effective Date will be invested in one or more of the Investment Funds. Each Participant will designate the proportion (expressed as a percentage in multiples of one percent (1%)) of such Participant’s Savings Contribution Account and Rollover Account to be invested in each Investment Fund.  Such designation, once made, can be changed at any time and will take effect as soon as administratively feasible. Participants may also, at any time and independent of changing their election of investment of future savings contributions, transfer the amount equivalent to the Participant’s interest or any partial interest (expressed as a percentage in multiples of one percent (1%)) from one Investment Fund to another. Any designation made under this Section 5.2(a) shall be made pursuant to the methods described in Section 3.1(c).
(b)
Each Participant shall have an interest in each Investment Fund in which the Participant has elected to have invested all or any part of the Participant’s savings contributions under Section 3.1.  The Participant’s interest at any time in the Investment Funds shall be equal to such contributions, adjusted from time to time to reflect the proportionate share of the income and losses realized by such Investment Funds and of the net appreciation or depreciation in the value of such Investment Funds.  The Committee shall maintain accounts to reflect the interest of each Participant in each Investment Fund. At such times as the Committee may determine, but in no event less frequent than annually, the Committee shall ascertain from the Trustee the value of each Investment Fund and shall on such basis determine the value of the interests of each Participant. The determinations of the Trustee and the Committee shall be conclusive. Each Participant will be furnished a statement of Account at least annually.

(c)	Each Participant shall be entitled to transfer their entire ESOP Account balance to other Investment Funds within the Plan subject to Plan provisions as outlined in Section 5.2(a).
5.3
Voting of Common Stock of the Company - Each Participant shall have the right to direct the Trustee as to the manner in which shares of Common Stock allocated to the Participant's Accounts are to be voted.  The Company shall furnish the Trustee and the Participants with notices and information statements when voting rights are to be exercised, in such time and manner as may be required by applicable law and the Certificate of Incorporation and Bylaws of the Company.  Such statements shall be substantially the same for Participants as for holders of Common Stock in general. The Participant may, in the Participant's discretion, grant proxies for the exercise of the Participant's voting rights under this Section 5.3 in accordance with proxy provisions of general application.  The Trustee shall vote such Common Stock in accordance with the direction of the Participant. Fractional shares of Common Stock allocated to Participants Accounts shall be combined to the largest number of whole shares and voted by the Trustee to the extent possible to reflect the voting direction of the Participants holding fractional shares.  Subject to the terms of the immediately following sentence, the Trustee shall vote Allocated Shares of the Company's Common Stock for which it has not received valid direction proxies (the "Non-Directed Shares") and any shares that have not been allocated to Plan participants’ accounts in accordance with the Board’s recommendation on all of the matters.
5.4
Tendering of Stock - A Participant (or in the event of death, the beneficiary) shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer in any and all shares of Common Stock credited to such Participant’s Accounts. The Employer shall notify each Participant (or beneficiary) and utilize its best efforts to distribute or cause to be distributed in a timely fashion such information as will be distributed to shareholders of the Employer in connection with any such tender or exchange offer, together with a form requesting confidential instruction to the Trustee as to the manner in which to respond to the tender or exchange offer for any or all shares of Common Stock credited to such Participant's Accounts. Upon its receipt of such instructions, the Trustee shall tender such shares of such Common Stock as and to the extent so instructed. If the Trustee shall not receive instructions from a Participant (or beneficiary) regarding any such tender or exchange offer for Common Stock, the Trustee shall have no discretion in such matter and shall take no action with respect thereto.
5.5
Dividend Election - Effective as of May 25, 2006, each Participant (or, where applicable, a Participant’s Designated Beneficiary or an alternate payee) will have the right to elect to receive a cash payment of the dividends, if any, paid on all shares (vested or unvested) of Common Stock in the Participant’s ESOP Account or to reinvest such vested dividends in Common Stock in the Participant’s ESOP Account.  Participants shall be fully vested in all dividends, if any, paid on the shares of Common Stock held in the Participant’s ESOP Account.  If a Participant (or the Participant’s Designated Beneficiary or an alternate payee) does not make an affirmative election under this Section, the Participant will be deemed to have elected to reinvest vested dividends in the ESOP account.  The Committee will establish rules and procedures for the election, including the procedures for determining the number of shares of Common Stock in each Participant’s ESOP Account on the record date of the dividend.  Reinvested dividends will be paid to the Plan and credited to the Participant’s ESOP Account.  If a Participant elects to receive dividends in cash, such dividends shall be paid to the Participant by the Plan and shall not constitute Eligible Rollover Distributions under Section 4.7.  Partial elections (i.e., electing to receive part of a dividend in cash and to reinvest part) shall not be permitted.

ARTICLE VI

PLAN ADMINISTRATION; CLAIMS FOR BENEFITS

6.1	Named Fiduciaries - The Plan shall be administered by the Committee of those individuals serving from time to time in the position of or related position of the following:

(a)	Chief Administrative Officer of the Company;

(b)	Chief Financial Officer of the Company;

(c)	Vice President - Human Resources of the Company; and

(d)	Four other individuals appointed by the Chief Executive Officer who are employed by the Company or an Affiliate of the Company.

The Committee shall be the “plan administrator” under Section 3(16)(A) of the Employment Retirement Income Security Act of 1974 (ERISA), and shall have all of the powers, rights and duties necessary or advisable in order to fully perform the applicable responsibilities imposed by ERISA upon plan administrators, including the authority to delegate or allocate any of those powers in writing in a prudent and reasonable manner consistent with ERISA.  The Committee and the Trustee shall each be a "named fiduciary" under ERISA. The Company agrees to maintain adequate fiduciary liabilities insurance with respect to the Committee and any member or delegate thereof by reason of any act or failure to act on behalf of the Plan or Participants in carrying out the fiduciary obligations.

6.2                 Administrative Powers and Duties - In administering the Plan, the Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

(a)
To construe and interpret the provisions of the Plan and make factual determinations thereunder, including the discretionary power to determine the rights or eligibility of employees or Participants and any other persons, and the amounts of their benefits under the Plan, and to remedy ambiguities, inconsistencies, or omissions, and such determinations shall be binding on all parties;

(b)	to prescribe procedures to be followed for the proper and efficient administration of the Plan;

(c)	to prepare and distribute information explaining the Plan;

(d)	to receive from the Employer and from all Participants such information as shall be necessary for the proper administration of the Plan;

(e)
to prepare such reports with respect to the administration of the plan as are reasonable and appropriate, including the power and authority to cause to be prepared, to execute, and to deliver any governmental filings related to the Plans including, without limitation, annual reports (Form 5500 series) and Internal Revenue Service determination letter filings;

(f)	to furnish each Participant a statement showing the status of that Participant's Accounts;

(g)	to appoint or employ individuals to assist in the administration of the Plan,

including the power and authority to establish one or more committees to handle Participant claims under the Plan and to appoint or remove, for any reason, members of any such committee;

(h)	to monitor the Plan to meet the anti-discrimination rules of the Internal Revenue Service;

(i)	to keep such accounts and records as the Employer may deem necessary or proper in the performance of its duties under the Plan; and

(j)	as described in Article IX, to extend the Plan to Affiliates.

6.3	Benefit Claims Procedure: Review Procedure -
(a)
The Committee shall make all determinations as to the right of any such person to a benefit under the Plan. Any Participant, beneficiary, or the authorized representative of either of the foregoing may file a request for benefits under the Plan. Such request shall be deemed filed when made in writing, addressed, or hand-delivered to the Employer.

(b)
The Committee shall determine the entitlement of each claimant to the benefit requested within ninety (90) days after the request is filed unless an extension of time for processing is required.  In such event, written notice of the extension shall be furnished to the claimant prior to the expiration of such ninety (90) day period.  In no event may an extension exceed an additional ninety (90) days from the expiration of the end of the initial ninety (90) day period. Any such extension notice shall indicate the special circumstances requiring the extension of time and the date by which the Committee expects to render its decision.  In the event that such Committee does not respond to a claimant within the foregoing time limit, including any extension, the claimant’s request for a benefit shall be deemed to be denied in full and such claimant shall be entitled to proceed to the review stage described in paragraph (d).
(c)
In the event that a claimant’s request for benefits is denied in whole or in part, such claimant shall be furnished with a written notice of the Committee’s decision which sets forth (1) the specific reason or reasons for denial, (2) specific reference to the pertinent Plan provisions upon which the denial is based, (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why any such material or information is necessary,  and (4) appropriate information as to the steps to be taken if the claimant wishes to submit the claim for review.

(d)
Any claimant whose request for benefit is denied in whole or in part by the Committee shall be entitled to request the Committee to give further consideration to the claim by filing with such Committee (either by the claimant or through the claimant’s authorized representative) a written request for such a review.  The claimant desiring a review may submit written issues and comments to the Committee for its consideration and shall be entitled to review any documents pertinent to such Committee’s decision.  The Committee, in its sole discretion, may request a meeting to clarify any matters which it deems appropriate. Subject to the limitations of paragraph (e), the Committee shall render its decision on review as soon as practicable.

In the event that no decision is rendered within such limitations, the claimant’s request for benefits shall be deemed denied a review.

(e)
Any request for a review of the Committee’s decision must be filed within sixty (60) days after receipt by the claimant of written notification of denial of the request for benefits.  If no request is received within such time limit, the denial of benefits determined by the Committee shall be final.  If a request for review is filed, the Committee shall promptly consider such request and shall render its decision thereon within sixty (60) days after the receipt of the request for review, absent special circumstances (such as the need to hold a hearing), which require an extension of time for processing.  In no event shall the decision be rendered more than one hundred and twenty (120) days after the receipt of a request for a review.  In the event that at the time such a request for review is filed the Committee has established a practice of holding regularly scheduled meetings on at least a quarterly basis, such decision shall be made at the next ensuing regular meeting unless the request for review is filed within thirty (30) days preceding the date of such meeting.  In such event, a decision may be made by the Committee no later than the date of the second ensuing regularly scheduled meeting following the receipt of the request for review, unless special circumstances require a further extension of time for processing.  In no event may the decision be rendered later than the third meeting of the Committee following the receipt of the request for review.

(f)
Benefits under this Plan will be paid only if the Committee, or its delegate, determines in its sole discretion that the claimant is entitled to them.  Subject to applicable law, any interpretation of the provisions of the Plan and any decisions on any matter within the discretion of the Committee made by the Committee in good faith shall be binding on all persons.  A misstatement or other mistake of fact shall be corrected when it becomes known and the Committee shall make such adjustment on account thereof as it considers equitable and practicable.

(g)
After exhaustion of the Plan’s claim procedures, any further legal action taken against the Plan or its fiduciaries by any claimant for benefits under the Plan must be filed in a court of law no later than 180 days after the Committee’s final decision regarding the claim. No action at law or in equity shall be brought to recover benefits under this Plan until the appeal rights herein provided have been exercised and the Plan benefits requested in such appeal have been denied in whole or in part.

6.4
Applications and Forms - Any action permitted or required to be taken by a Participant or a Participant's beneficiary shall be made pursuant to one of the following methods: (i) by filing a written election, (ii) by telephone through a telephone system established by the Committee for this purpose, or (iii) by any other method designated by the Committee.  A Participant or a Participant's beneficiary shall furnish all pertinent information requested by the Committee.

6.5
Facility of Distribution and Payment - Whenever, in the Committee's opinion, a person entitled to receive any distribution or payment under the Plan is under a legal disability or is so incapacitated as to be unable to manage financial affairs, the Committee may make distribution or payment to such person or the person's legal representative or to a relative of such person in such manner as the Committee considers available.  Any distribution or payment of a benefit in accordance with the provisions of this paragraph shall be a complete discharge of any liability for the making of such distribution or payment under the provisions of the Plan.

6.6
Beneficiary Designations - A Participant shall designate a beneficiary or multiple or contingent beneficiaries to whom distribution of the Participant's interest in the Plan shall be made in the event of death prior to the full receipt thereof; provided, however, that in the event the Participant is married for at least a one-year period ending on the date of death, such beneficiary shall be deemed to be the Participant's surviving spouse.  The Participant may elect to change or revoke a designated beneficiary at any time; provided, however, that in the event prior to such change or revocation such beneficiary is the Participant's surviving spouse, such election shall not be effective unless such surviving spouse provides written consent which acknowledges the effect of such election and is witnessed by a Plan representative or a notary public. The affirmative designation of any beneficiary and any elected change or revocation thereof by a Participant shall be made on forms provided by the Committee and shall not in any event be effective unless and until filed with the Committee.  If no designated or  deemed beneficiary survives the Participant or former Participant, or if any unmarried Participant or former Participant fails to designate a beneficiary under the Plan, the amount payable upon the death of the Participant or former Participant shall be paid to the Participant's estate.

6.7
Form and Method of Designation - The affirmative designation of any beneficiary and any elected change or revocation thereof by a Participant shall be made on forms provided by the Committee and shall, not in any event, be effective unless and until filed with the Committee.  The Committee and all other parties involved in making payment to a beneficiary may rely on the latest beneficiary designation on file with the Committee at the time of payment or may make payment pursuant to Section 6.3 if an effective designation is not on file, shall be fully protected in doing so, and shall have no liability whatsoever to any person making claim for such payment under a subsequently filed designation of beneficiary or from any other reason.

6.8
Administrative Expenses – Unless paid by the Company and except as otherwise provided below, all reasonable costs, charges, and expenses incurred in the administration of this Plan, including expenses incurred by the Committee, compensation to the Trustee, compensation to an investment manager, and any compensation to agents, attorneys, actuaries, accountants, record keepers, and other persons performing services on behalf of this Plan or for the Committee will be paid from the Trust Fund in such portions as the Committee may direct.  As directed by the Committee, expenses to be paid from the Trust Fund may be drawn from (a) Participants’ Accounts, in the form of a flat fee, charges for specific services, or a percentage of the value of each Account, (b) earnings or gains in each Investment Fund or (c) forfeitures under Section 4.2.  Expenses directly related to the investment of a particular Investment Fund (such as brokerage, postage, express and insurance charges, and transfer taxes) shall be paid from that Investment Fund.  The Company, in its discretion, may decide to pay the expenses incurred in operating and administering the Plan only for certain groups of Employers or certain groups of Participants.

ARTICLE VII

TRUST FUND

7.1
Trust Agreement - All assets of the Plan shall be held under the Trust Agreement between the Company and the Trustee designated by the Company which shall serve at the pleasure thereof.  The Trust Agreement shall provide, among other things, for a Trust Fund to be administered by the Trustee to which all contributions shall be paid, and the Trustee shall have such rights, powers, and duties as the Company shall from time to time determine.  All assets of the Trust Fund shall be held, invested, and reinvested in accordance with the provisions of the Trust Agreement.

7.2
Reversion - At no time, prior to the satisfaction of all liabilities with respect to Participants and their beneficiaries, shall any part of the assets of the Plan be used for or diverted to purposes other than for the exclusive benefit of such persons; provided, however, Employer contributions may be returned to the Employer (i) if made by the Employer by a mistake of fact, within one year after the payment of the contribution, or  (ii) if a contribution is conditioned upon the deductibility of such contribution under Section 404 of the Code, then to the extent the deduction is disallowed, within one year of the disallowance of the deduction.  The amount of any contribution that may be returned to the Employer must be reduced by any portion thereof previously distributed from the Trust Fund and by any losses of the Trust Fund allocable thereto, and in no event may the return of such contribution cause any Participant's account balances to be less than the amount of such balances had the contribution not been made under the Plan.

ARTICLE VIII

AMENDMENT AND TERMINATION

8.1
Amendments - The Company reserves the right to make, from time to time, any amendment or amendments to the Plan which do not cause any part of the Accounts to be used for or diverted to any purpose other than the exclusive benefit of Participants or their beneficiaries and which do not operate retroactively so as to affect adversely the rights of any Participant or beneficiary of the Plan prior to such action. The Company has delegated to the Committee the authority to cause to be prepared, to approve, and to execute any amendments, including for the purpose of merging, consolidating, freezing, or completing the termination of the Plan or Trust; provided, however, the Board of Directors of the Company shall approve any amendment that would result in:

(a)	The greater of a 5 percent or $500,000 increase in the cost of funding or administering a Plan, unless:

(i)
the Committee reasonably believes that such amendment or action is necessary to bring the Plan or Trust into compliance with ERISA, or any other applicable law, or to maintain the Plan’s or Trust’s qualification under, or compliance with, provisions of the Internal Revenue Code, as from time to time in effect, or

(ii)	such amendment or action is necessary to implement the provisions of any collective bargaining or other agreement validly executed by any employer participating in the Plan;

(b)	Disqualification, termination or partial termination of the Plan or loss of tax-exempt status of the Trust;

(c)	Violation of the terms and conditions of any collective bargaining agreement for the Plan and Trust subject to such agreements;

(d)
The appointment or removal of a Plan or Trust trustee, investment manager, custodian or other professional firm engaged by the Committee in connection with the investment or management of the Plan's or Trust's assets;

(e)
A change in the membership or structure, or a material change in the powers, duties or responsibilities, of the Committee or a change in the indemnification of any fiduciary of the Plan or Trust (except that the Committee may amend any Plan to transfer to the Committee any or all of the powers, rights, responsibilities and duties described in Section 6.2 which are currently granted by the Plan neither to the Committee nor to the Company or this Board); or

(f)	An increase in the duties or responsibilities of the Board of Directors of the Company under any such Plan or Trust.

8.2
Right to Terminate - The Company expects to continue the Plan indefinitely, but the continuance of the Plan and the payment of contributions are not assumed as contractual obligations.  If the Plan shall be terminated, the Trustee shall continue to hold, invest, and administer the Trust Fund in accordance with the provisions of the Trust Agreement and shall make distributions there from in accordance with the provisions of the Plan, as then in effect, pursuant to instructions filed with the

Trustee by the Committee upon such termination or from time to time thereafter, subject to Section 8.4.

8.3
Action by the Company - Any action by the Company to amend or terminate the Plan may be taken by resolution of the Board of Directors or by any person or persons duly authorized by resolution of the Board of Directors to take such action.

8.4
Distribution of Accounts Upon Plan Termination - The distribution of Participants' Accounts after termination of the Plan may, in the Company's discretion, be deferred until receipt of approval by the Internal Revenue Service that termination of the Plan did not adversely affect its qualification under Sections 401(a) and 401(k) of the Code.

ARTICLE IX

ADOPTION OF THE PLAN BY AFFILIATES

9.1	(a)
Adoption - In the event the Plan is adopted by appropriate action of an Affiliate which the Committee authorizes to adopt the Plan, the Committee may determine the effective date of the Plan as to any such Affiliate and each such Affiliate shall thereupon be a Participating Affiliate and included within the term "Employer."  The Committee may also determine the extent to which service of the employees of any such Affiliate prior to such effective date including with a Predecessor Employer shall be counted as credited service and may otherwise determine the terms and conditions upon which any such Affiliate may adopt the Plan.

(b)
Withdrawal - The Company may withdraw from the Plan at any time by action of the Board of Directors.  Any Participating Affiliate may withdraw from the Plan by giving at least 30 days' written notice of its intention to withdraw to the Committee.

ARTICLE X

GENERAL

10.1
No Guarantee of Employment - Nothing contained in the Plan shall be construed as a contract of employment between the Employer and any Eligible Employee or Participant, or a right of any Eligible Employee or Participant to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its employees.

10.2
Nonalienation of Benefits - Except to the extent otherwise provided by Section 401(a) (13) (C) or by the issuance of a qualified domestic relations order (within the meaning of Section 414(p), or such successor Section, of the Code), benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Participant, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable under the Plan, shall be void.

10.3
Missing Persons - Any communication, statement, or notice addressed and mailed, postage prepaid, to a Participant for beneficiary) at the latest post office address as stated on the books and records of the Company shall, without limitation, constitute an effective notice upon such person for all purposes of the Plan, and the Employer shall not be obligated to search for or ascertain the whereabouts of any such person.  If any such person is notified of entitlement to payment under the Plan, and also is notified of the provisions of this paragraph, and such person fails to claim the benefits or to make the person's whereabouts known within one year thereafter, the remaining interest of such person may be distributed to any one or more of the spouse or next of kin of the Employee or beneficiary involved as shall be determined by the Employer.

10.4	Governing Law - Except as preempted by federal law, the provisions of the Plan will be construed in accordance with the laws of the State of North Dakota.

10.5
Merger or Consolidation of Plan - In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Accounts to, another plan, the assets of the Participants' Accounts shall be transferred to the other plan only if each Participant would, if the Plan or the other plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive if the Plan had been terminated immediately before the merger, consolidation, or transfer.

10.6
Distribution to Alternate Payees - Benefits may be distributed to an alternate payee on the earliest date specified in a qualified domestic relations order, without regard to whether such distribution is made or commences prior to the participant's earliest retirement age (as defined in Section 414(p)(4)(B) of the Code) or the earliest date that the participant could commence receiving benefits under the Plan.

ARTICLE XI

TOP HEAVY PROVISIONS

11.1
Top Heavy Plan - The Plan shall be deemed "Top Heavy" with respect to any Plan Year commencing on or after January 1, 1984 if, as of the last day of the preceding Plan Year (the "Determination Date"), the present value of the cumulative account balances for "Key Employees," as defined in Code Section 416(i), under the Plan and all other plans in the "Aggregation Group," as defined below, exceeds 60 percent of the present value, as of the Determination Date, of the cumulative account balances under all such plans for all employees of the Employer.  For purposes of this Section XI, (i) the term "Aggregation Group" shall mean each plan of the Employer in which a Key Employee participates and each other plan of the Employer which enables such plan to meet the requirements of Code Section 401(a)(4) or 410; (ii) the present value of such account balances shall be computed in accordance with Code Section 416(g); and (iii) the above percentage ratio shall be determined as of the Determination Date by a fraction, the numerator of which is the sum of the present value of the account balances of Key Employees under the Plan and all other plans in the Aggregation Group, and the denominator of which is the sum of the present value of the account balances under all such plans, including the Plan, for all employees of the Employer.  The accrued benefits of a Participant who did not perform any services for an Employer during the 1-year period ending on the Determination Date shall be disregarded.

11.2	Operative Provisions -

(a)	For any Plan Year with respect to which the Plan is deemed Top Heavy, the

Employer shall make a special contribution on behalf of each Participant who is not a Key Employee with respect to such Plan Year in an amount which, when added to the Employer's matching contribution, if any, made under the Plan on behalf of such Participant for such Plan Year, equals 3 percent of the Participant's Compensation.  Any such special Employer contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code. Notwithstanding the foregoing provisions of this Section 11.2, if a Participant in the Plan is also a Participant in a defined benefit plan of the Employer, then for each Plan Year with respect to which the Plan is Top Heavy, such Participant's accrual of a minimum benefit under such other defined benefit plan in accordance with Code Section 416(c)(1) shall be deemed to satisfy the special Employer's contribution requirements of this Section 11.2(a).

(b)
In the event the Plan is deemed "Top Heavy" pursuant to Section 11.1, each Participant shall have a nonforfeitable right to the Participant’s entire Account balances, including those amounts attributable to the special contributions under this Section 11.2.

(c)
Notwithstanding the provisions of Section 3.5, if during any Plan Year an employee of the Employer participates in both a defined contribution plan and a defined benefit plan maintained by the employer which comprise a Top Heavy Group, as defined in Code Section 416(9)(2)(B), the denominators of the defined benefit plan fraction and the defined contribution plan fraction, as described in Code Section 415(e), shall be calculated by substituting "1.0" for "1.25" each place it appears in such Section; provided, however, that this Section 11.2(c) shall not apply with respect to a plan in the Top Heavy Group if (a) such plan would satisfy the requirements of Code Section 416(h)(2)(A), and (b) the aggregate cumulative accrued benefits and account balances of Key Employees under all plans in the Top Heavy Group do not exceed 90 percent of the aggregate accrued benefits and cumulative account balances under all such plans for all employees of the Employer.  The provisions of this paragraph shall cease to apply after December 31, 1999.

ARTICLE XII

SPECIAL RULES FOR CERTAIN OFFICERS

12.1
Notwithstanding the provisions set forth above, Section 16 Officers are subject to special limitations on their ability to effect certain transactions under the Plan, as follows:  The Section 16 Officer may affect “Discretionary Transactions,” as defined below, only in compliance with Rule 16b-3(f) of the Securities Exchange Act of 1934, as amended.

A “Discretionary Transaction” is a transaction pursuant to an employee benefit plan that

(i)	is at the volition of a Plan Participant;

(ii)	is not made in connection with the Participant’s death, retirement, or termination of employment;

(iii)	is not required to be made available to a Plan Participant pursuant to a provision of the Internal Revenue Code; and

(iv)	results in either an intra-plan transfer involving an issuer equity securities fund, or a cash distribution funded by a volitional disposition of an issuer equity security.

A Discretionary Transaction shall be exempt only if affected pursuant to an election made at least six months following the date of the most recent election, with respect to any plan of the Company, that affected a Discretionary Transaction that was:

(i)	an acquisition, if the transaction to be exempted would be a disposition; or

(ii)	a disposition, if the transaction to be exempted would be an acquisition.

Supplement A

Provisions Relating to the Merger of

Anchorage Sand and Gravel Company, Inc.

Profit Sharing/401(k) Plan

A-1.
Introduction.  Effective as of January 1, 1995 (the "Merger Date"), the Anchorage Sand and Gravel Company, Inc. Profit Sharing/401(k) Plan (the "AS&G Plan") was merged into the MDU Resources Group, Inc. Tax Deferred Compensation Savings Plan (the "Plan").  After January 1, 1995 (the “Merger Date”), no further contributions were made to the AS&G Plan.  The assets of the trust under the AS&G Plan and participant account balances thereunder were transferred to the Trust and are held, invested, and administered by the Trustee with the other assets of the Trust in accordance with the terms of the Plan and Trust.

The merger of the AS&G Plan into the Plan and the resulting transfer of assets described above was designed to comply with Sections 401(a)(12), 411(d)(6) and 414(l) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement A is to reflect the merger and to set forth special provisions which shall apply with respect to current and former Anchorage Sand and Gravel Company, Inc. ("AS&G") employees who participate in the Plan on or after the Merger Date ("Supplement A Participants").

A-2.
Participation.  Each participant in the AS&G Plan on December 31, 1994, who had one or more Account Balances under the AS&G Plan on that date automatically became a Participant in the Plan on the Merger Date, and shall continue as a Participant in the Plan until their entire Account Balances are distributed, subject to the terms and conditions of the Plan and this Supplement A.  Each AS&G employee not described in the previous sentence shall become a Participant in the Plan under the terms and conditions thereof.  Supplement A Participants shall be 100 percent vested in their entire Account Balances at all times.

A-3.	Use of Terms. Terms used in this Supplement A shall, unless defined in this Supplement A or otherwise noted, have the meanings given to those terms in the Plan.

A-4.
Inconsistencies with the Plan.  The terms of this Supplement A are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement A.

Supplement B

Provisions Relating to the Merger of the MDU Resources Group,

Inc. Tax Deferred Compensation Savings Plan for

Collective Bargaining Unit Employees

B-1.
Introduction.  The Company maintains the MDU Resources Group, Inc. Tax Deferred Compensation Savings Plan (for purposes of this Supplement B, the “Plan”) and the MDU Resources Group, Inc. Tax Deferred Compensation Savings Plan for Collective Bargaining Unit Employees (for purposes of this Supplement B, the “Bargaining Plan”), for the benefit of its Eligible Employees and the Eligible Employees of its subsidiaries and affiliates who adopt the Plans.  This supplement provides for the merger of the Plan and the Bargaining Plan.

B-2.
The Merger.  Effective January 1, 1999 (the “Merger Date”), the Bargaining Plan shall be merged into the Plan.  Said merger and the resulting transfer of assets described in paragraph 4 below shall be made in accordance with Sections 401(a)(12), 411(d)(6), and 414(l) of the Internal Revenue Code and the regulations thereunder.

B-3.
Participation.  Each Participant in the Bargaining Plan on the Merger Date shall automatically become a Participant in the Plan on the Merger Date if such individual has not previously become a Participant in the Plan pursuant to its terms.  Until their entire benefits are distributed, such Participants will be treated as Participants under the Plan.

B-4.
Transfer of Assets.  The assets of the MDU Resources Group, Inc. Tax Deferred Compensation Savings Plan for Collective Bargaining Unit Employees Trust, which serves as the funding vehicle for the Bargaining Plan, shall be transferred to the trustee of the MDU Resources Group, Inc. Tax Deferred Compensation Savings Plan Trust, which serves as a funding vehicle for the Plan, on or as soon as practicable after the Merger Date.

B-5.
Transfer of Account Balances.  All accounts maintained under the Bargaining Plan on the Merger Date for Participants shall be adjusted immediately prior to that date, and the net credit balances in such accounts, as adjusted, shall be transferred to the Plan and credited as of the Merger Date to new accounts maintained for such Participants under the Plan.

B-6.
Limitations.  Except to the extent expressly provided herein to the contrary, the benefits provided pursuant to this Supplement B are subject to all of the terms and conditions of the Plan.  Unless specified otherwise, terms used in this Supplement which are defined in the Plan shall have the same meanings as given them in the Supplement.

Supplement C

Provisions Relating to the Spin-Off and Transfer of a Portion

of the Plan Attributable to Account Balances of Participants

 Who Became Employees of Otter Tail Power Company

C-1.
Introduction.  Effective July 1, 1998, certain employees of the Company involved in the operations of the Coyote Station facility (the “Affected Employees”) ceased to be employees of the Company and became employees of Otter Tail Power Company (“Otter Tail”).

C-2.
The Spin-off and Merger.  Otter Tail maintains a qualified defined contribution retirement plan (the “Otter Tail Plan”) for the benefit of its eligible employees and the eligible employees of its controlled group members.  Effective as of December 31, 1998 (the “Transfer Date”), the portion of the Plan attributable to account balances of the Affected Employees shall be spun off and transferred into the Otter Tail Plan.  The transfer of said portion (the “Spin-Off Portion”) into the Otter Tail Plan and the resulting transfer of assets described in paragraph 3 below shall be made in accordance with Sections 401(a)(12), 411(d)(6), and 414(l) of the Internal Revenue Code and the regulations thereunder.

C-3.
Transfer of Assets.  On or as soon as practicable after the Transfer Date, the assets of the Trust Fund attributable to accounts of the Affected Participants shall be transferred to the trustee of the trust that serves as a funding vehicle for the Otter Tail Plan.

C-4.
Transfer of Account Balances.   All accounts maintained under the Plan for affected participants shall be adjusted as of the date immediately preceding the transfer date in accordance with the provisions of Article IV of the Plan.  The net credit balances in such accounts as so adjusted as of said date shall be transferred to the Otter Tail Plan and credited as of Transfer Date to the corresponding accounts maintained for such Affected Employees. Such accounts shall be invested pursuant to the provisions of the Otter Tail Plan.

C-5.
Transfer of Records.  On or as soon as practicable after the Transfer Date, the Committee shall transfer to the committee responsible for the administration of the Otter Tail Plan all administrative records maintained with respect to the Plan as they relate to the Affected Participants.

C-6.	Use of Terms. Terms used in this Supplement C with respect to the Plan shall, unless defined in this Supplement C, have the meanings of those terms as defined in the Plan.

Supplement D

Provisions Relating to the

Hap Taylor & Sons Profit Sharing Feature

D-1.
Introduction.  Effective January 1, 1999, Hap Taylor & Sons, Inc. ("HTS"), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The amended profit sharing feature shall be effective as of January 1, 2006, and shall be in addition to the Standard Matching Contributions provided by HTS pursuant to the Plan.

D-2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing contribution made by HTS pursuant to Paragraph 3 below for a given Plan Year, Participants employed by HTS (or its divisions Masco, Inc., Norm’s Utility Contractor, Inc., and Valley Asphalt and Paving, Inc.)  must complete 1,000 Hours of Service in that Plan Year and be employed by HTS on the last day of the Plan Year. However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

D-3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of HTS, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of HTS.  The amount (if any) of profit sharing contributions for HTS and each of its divisions shall be determined separately based upon the profitability of each respective division of HTS. The amount of any such contributions for a Plan Year shall be allocated to Supplement D Participants based upon their Compensation, excluding bonuses, received while employed by HTS, or the respective division of HTS, for that Plan Year; provided, that in the case of any Supplement D Participant who was a Davis-Bacon Employee at any time during the Plan Year and who received one or more Davis-Bacon Supplemental Contributions during the Plan Year pursuant to paragraph G-6 of Supplement G, such Supplement D Participant’s share of the profit sharing contribution allocated under this paragraph D shall be reduced, but not below zero, by any such Davis-Bacon Supplemental Contributions made during the Plan Year pursuant to paragraph G-6 of Supplement G. Any profit sharing contributions allocated to a Davis-Bacon Employee under this Supplement D shall be credited to the Davis-Bacon Employee’s Profit Sharing Account.

D-4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D Participant completes at least 1,000 Hours of Service.  In addition, service with HTS, the Company and all Affiliates that occurred prior to the effective date of Supplement

D shall be recognized for purposes of this Paragraph, applying these rules as if HTS (and its affiliates at that time) were Affiliates under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

D-5.	Use of Terms. Terms used in this Supplement D shall, unless defined in this Supplement D or elsewhere noted, have the meanings given to those terms in the Plan.

D-6.
Inconsistencies with the Plan.  The terms of this Supplement D are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D.

Supplement D-2

Provisions Relating to the

Baldwin Contracting Company Profit Sharing Feature

1.
Introduction.  Effective January 1, 1999, Baldwin Contracting Company, Inc.. (“BCC”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 1999, and shall be in addition to the Standard Matching Contributions provided by BCC pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing contribution made by BCC pursuant to Paragraph 3 below for a given Plan Year, Participants employed by BCC must complete 1,000 Hours of Service in that Plan Year and be employed by BCC on the last day of the Plan Year. However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-2 Participants.”

 For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of BCC, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of BCC.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-2 Participants based upon their Compensation, excluding bonuses, received while employed by BCC for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-2 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-2 Participant completes at least 1,000 Hours of Service.  In addition, service with BCC, the Company and all Affiliates that occurred prior to the effective date of Supplement D-2 shall be recognized for purposes of this Paragraph, applying these rules as if BCC (and its affiliates at that time) were Affiliates under the Plan.   Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-2 shall, unless defined in this Supplement D-2 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-2 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-2.

Supplement D-3
Provisions Relating to the
LTM, Inc. Profit Sharing Feature
1.
Introduction.  Effective January 1, 2003, LTM, Inc. (“LTM”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 2003, and shall be in addition to the Standard Matching Contributions provided by LTM pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing made by LTM, pursuant to Paragraph 3 below for a given Plan Year, Participants employed by LTM must have completed 1,000 Hours of Service in that Plan Year and be employed by LTM on the last day of the Plan Year. However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companes during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year. Participants who meet the preceding requirements are referred to herein as “Supplement D-3 Participants.”

For purposes of this Supplement, an Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated, effective on or before December 31 of that Plan Year.

3.	Amount of Profit Sharing Contributions, Allocation. For each Plan Year, the Board of Directors of LTM, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of LTM.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-3 Participants based upon their Compensation, excluding bonuses, received while employed by LTM for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-3 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-3 Participant completes at least 1,000 Hours of Service.  In addition, service with LTM, the Company and all Affiliates that occurred prior to the effective date of Supplement D-3 shall be recognized for purposes of this Paragraph, applying these rules as if LTM (and its affiliates at that time) were Affiliates under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-3 shall, unless defined in this Supplement D-3 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-3 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-3.

Supplement D-5

Provisions Relating to the

DSS Company Profit Sharing Feature

1.
Introduction.  Effective July 8, 1999, DSS Company, (“DSS”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The amended profit sharing feature shall be effective as of January 1, 2004, and shall be in addition to the Standard Matching Contributions provided by DSS pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribuiton.  In order to share in the allocation of any profit sharing contribution made by DSS pursuant to Paragraph 3 below for a given Plan Year, Participants employed by DSS must complete 1,000 Hours of Service in that Plan Year and be employed by DSS on the last day of the Plan Year. However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-5 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of DSS, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of DSS. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-5 Participants, based upon their Compensation, excluding bonuses, received while employed by DSS for that Plan Year beginning June 9, 1999.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement  D-5 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-5 Participant completes at least 1,000 Hours of Service.  In addition, service with DSS, the Company and all Affiliates that occurred prior to the effective date of Supplement D-5 shall be recognized for purposes of this Paragraph, applying these rules as if DSS (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-5 shall, unless defined in this Supplement D-5 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-5 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-5.

Supplement D-6

Provisions Relating to the

Anchorage Sand and Gravel Company, Inc.

Profit Sharing Feature

1.
Introduction.  Effective January 1, 1999, Anchorage Sand and Gravel Company, Inc. (“AS&G”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 1999, and shall be in addition to the Standard Matching Contributions provided by AS&G pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing contribution made by AS&G pursuant to Paragraph 3 below for a given Plan Year, Participants employed by AS&G must complete 1,000 Hours of Service in that Plan Year and be employed by AS&G on the last day of the Plan Year. However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-6 Participants.”

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of AS&G, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of AS&G. The amount of any such contribution for a Plan Year shall be allocated to

Supplement D-6 Participants, excluding the President of AS&G, based upon their Compensation, excluding bonuses, received while employed by AS&G for that Plan Year.
For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

4.
Vesting.  Notwithstanding  anything in Section 4.2  to the contrary, Supplement  D-6 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service”  means a Plan Year  in which the  Supplement  D-6 Participant completes at least 1,000 Hours of Service.  In addition, service with AS&G, the Company and all Affiliates that occurred prior to the effective date of Supplement D-6 shall be recognized for purposes of this Paragraph, applying these rules as if AS&G (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-6 shall, unless defined in this Supplement D-6 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-6 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-6.

Supplement D-7

Provisions Relating to the

Concrete, Inc. Profit Sharing Feature

1.
Introduction.  Effective January 1, 2001, Concrete, Inc. (“CI”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 2001, and shall be in addition to the Standard Matching Contributions provided by CI pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing contribution made by CI pursuant to Paragraph 3 below for a given Plan Year, Participants employed by CI must complete 1,000 Hours of Service in that Plan Year and be employed by CI on the last day of the Plan Year. However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-7 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.	Amount of Profit Sharing Contributions, Allocation. For each Plan Year, the Board of Directors of CI, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of CI.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-7 Participants, based upon their Compensation, excluding bonuses, received while employed by CI for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement  D-7 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below

A “Year of Vesting Service” means a Plan Year in which the Supplement D-7 Participant completes at least 1,000 Hours of Service.  In addition, service with CI, the Company and all Affiliates that occurred prior to the effective date of Supplement D-7 shall be recognized for purposes of this Paragraph, applying these rules as if CI (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-7 shall, unless defined in this Supplement D-7 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-7 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-7.

Supplement D-8
Provisions Relating to the
KRC Aggregate, Inc. Profit Sharing Feature
1.
Introduction.  Effective January 1, 2003, KRC Aggregate, Inc. (“KRC Aggregate”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 2003, and shall be in addition to the Standard Matching Contributions provided by KRC Aggregate pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing contribution made by KRC Aggregate pursuant to Paragraph 3 below for a given Plan Year, Participants employed by KRC Aggregate must complete 1,000 Hours of Service in that Plan Year and be employed by KRC Aggregate on the last day of the Plan Year. However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-8 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of KRC Aggregate, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of KRC Aggregate.  The amount of any such contribution for  a Plan Year shall be  allocated to Supplement D-8 Participants based upon their Compensation, excluding bonuses, received while employed by KRC Aggregate for that Plan Year.

4.
Vesting. Notwithstanding anything in Section 4.2 to the contrary, Supplement D-8 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-8 Participant completes at least 1,000 Hours of Service.  In addition, service with KRC Aggregate, the Company and all Affiliates that occurred prior to the effective date of Supplement D-8 shall be recognized for purposes of this Paragraph, applying these rules as if KRC Aggregate (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-8 shall, unless defined in this Supplement D-8 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-8 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-8.

Supplement D-10
Provisions Relating to The Wagner-Smith Company
Profit Sharing Feature

1.
Introduction.  Effective July 1, 2000, The Wagner-Smith Company, a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of July 1, 2000, and shall be in addition to the Standard Matching Contributions provided by The Wagner-Smith Company pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by The Wagner-Smith Company pursuant to Paragraph 3 below for a given Plan Year, Participants employed by The Wagner-Smith Company must complete 1,000 Hours of Service in that Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-10 Participants.”

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of The Wagner-Smith Company, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of The Wagner-Smith Company.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-10 Participants based upon their Compensation, excluding bonuses, received while employed by The Wagner-Smith Company for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-10 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-10 Participant completes at least 1,000 Hours of Service.  In addition, service with The Wagner-Smith Company, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-10 shall be recognized for purposes of this Paragraph, applying these rules as if The Wagner-Smith Company (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-10 shall, unless defined in this Supplement D-10 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-10 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-10.

Supplement D-12
Provisions Relating to the
Frebco, Inc. Profit Sharing Feature

1.
Introduction.  Effective July 1, 2000, Frebco, Inc. (“Frebco”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of July 1, 2000, and shall be in addition to the Standard Matching Contributions provided by Frebco pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by Frebco pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Frebco must complete 1,000 Hours of Service in that Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-12 Participants.”

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of Frebco, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Frebco.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-12 Participants based upon their Compensation, excluding bonuses, received while employed by Frebco for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-12 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below

A “Year of Vesting Service” means a Plan Year in which the Supplement D-12 Participant completes at least 1,000 Hours of Service.  In addition, service with Frebco, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-12 shall be recognized for purposes of this Paragraph, applying these rules as if Frebco (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-12 shall, unless defined in this Supplement D-12 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-12 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-12.

Supplement D-13
Provisions Relating to the
Wagner-Smith Pumps & Systems, Inc.
 Profit Sharing Feature

1.
Introduction.  Effective July 1, 2000, Wagner-Smith Pumps & Systems, Inc. (“Wagner-Smith Pumps”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of July 1, 2000, and shall be in addition to the Standard Matching Contributions provided by Wagner-Smith Pumps pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by Wagner-Smith Pumps pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Wagner-Smith Pumps must complete 1,000 Hours of Service in that Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-13 Participants.”

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of Wagner-Smith Pumps, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Wagner-Smith Pumps.  The amount of any such contribution for a Plan Year shall be allocated to Supplement  D-13 Participants based upon their Compensation, excluding bonuses, received while employed by Wagner-Smith Pumps for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-13 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-13 Participant completes at least 1,000 Hours of Service.  In addition, service with Wagner-Smith Pumps, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-13 shall be recognized for purposes of this Paragraph, applying these rules as if Wagner-Smith Pumps (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-13 shall, unless defined in this Supplement D-13 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-13 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-13.

Supplement D-14
Provisions Relating to the
Wagner-Smith Equipment Co. Profit Sharing Feature

1.
Introduction.  Effective July 1, 2000, Wagner-Smith Equipment Co. (“Wagner-Smith Equipment”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of July 1, 2000, and shall be in addition to the Standard Matching Contributions provided by Wagner-Smith Equipment pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by Wagner-Smith Equipment pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Wagner-Smith Equipment must complete 1,000 Hours of Service in that Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-14 Participants.”

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of Wagner-Smith Equipment, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Wagner-Smith Equipment.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-14 Participants based upon their Compensation, excluding bonuses, received while employed by Wagner-Smith Equipment for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-14 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-14 Participant completes at least 1,000 Hours of Service.  In addition, service with Wagner-Smith Equipment, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-14 shall be recognized for purposes of this Paragraph, applying these rules as if Wagner-Smith Equipment (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-14 shall, unless defined in this Supplement D-14 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-14 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-14.

Supplement D-15
Provisions Relating to
Bitter Creek Pipelines, LLC Profit Sharing Feature for Named Employees

1.
Introduction. Effective January 1, 2001, Bitter Creek Pipelines, LLC (“Bitter Creek”), a Participating Affiliate in the Plan, established the Profit Sharing Feature described in this Supplement. The Profit Sharing Feature shall be in addition to the Standard Matching Contributions provided by Bitter Creek pursuant to the Plan.

2.
Eligibility to Share in the Profit Sharing Contribution. The following Bitter Creek employees (referred to as the "Supplement D-15 Participants"), in addition to Supplement D-16 Participants shall be eligible to share in the allocation of any Profit Sharing Contribution made by Bitter Creek pursuant to Paragraph 3 below for a given Plan Year:

Jack Barnard	Raymond Harms
Andy Beadle	Wade Hasler
Brien Beadle	Douglas Henry
Grady Breipohl	Pamela Lynn
Charles Dull	Todd Mandeville
Archie Dunbar	Marlin Mogan
William Eklund	Jason Stanfill
Jon Forbes	Dale Sudbrack
Richard Guderjahn	Barbara Sunford
Steven Haag

3.
Amount of the Profit Sharing Contribution Allocation.  For each Plan Year, the managing member of Bitter Creek, in its discretion shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Bitter Creek. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-15 Participants based upon their Compensation, excluding bonuses, received while employed by Bitter Creek for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-15 Participants shall be vested in their Profit Sharing Feature only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-15 Participant completes at least 1,000 Hours of Service.  In addition, service with Bitter Creek, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-15 shall be recognized for purposes of this Paragraph, applying these rules as if Bitter Creek (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-15 shall, unless defined in this Supplement D-15 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-15 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-15.

Supplement D-16
Provisions Relating to the
Bitter Creek Pipelines, LLC Special Contribution and Profit Sharing Feature

1.
Introduction. Effective January 1, 2001, Bitter Creek Pipelines, LLC (“Bitter Creek”), a Participating Affiliate in the Plan, established the Special Contribution and Profit Sharing Feature described in this Supplement.  The Special Contribution and Profit Sharing Feature shall be in addition to the Standard Matching Contributions provided by Bitter Creek pursuant to the Plan.

2.
Eligibility to Share in the Special Contribution and Profit Sharing Contributions.  In order to share in the allocation of any Special Contribution and Profit Sharing Contribution made by Bitter Creek, pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Bitter Creek must complete 1,000 Hours of Service in that Plan Year and must not be covered by a collectively bargained unit to which the Special Contribution and Profit Sharing Feature has not been extended.  Notwithstanding the foregoing, participants named in Paragraph 2 of Supplement D-15 shall not be eligible to participate in the Special Contribution portion of this feature.  Participants who meet the preceding requirements are referred to herein as “Supplement D-16 Participants.”

3.
Amount of Special Contribution and Profit Sharing Contributions Allocation.  For each Plan Year, the managing member of Bitter Creek will credit eligible employees with a contribution equal to five percent (5%) of their eligible Compensation as a Special Contribution.  In addition, the managing member of Bitter Creek, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Bitter Creek.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-16 Participants based upon their Compensation, excluding bonuses, received while employed by Bitter Creek for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-16 Participants shall be vested in their Special Contribution and Profit Sharing Feature only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-16 Participant completes at least 1,000 Hours of Service.  In addition, service with Bitter Creek, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-16 shall be recognized for purposes of this Paragraph, applying these rules as if Bitter Creek (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-16 shall, unless defined in this Supplement D-16 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-16 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-16.

Supplement D-17
Provisions Relating to the
Fidelity Exploration & Production Company Special Contribution Feature

1.
Introduction. Effective July 2, 2001, Fidelity Exploration & Production Company (“Fidelity E&P”), a Participating Affiliate in the Plan, established the Special Contribution Feature described in this Supplement.  The Special Contribution Feature shall be in addition to the Standard Matching Contributions provided by Fidelity E&P pursuant to the Plan.

2.
Eligibility to Share in the Special Contributions.  In order to share in the allocation of any Special Contribution made by Fidelity E&P, pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Fidelity E&P must complete 1,000 Hours of Service in that Plan Year and must not be covered by a collectively bargained unit to which the Special Contribution Feature has not been extended as a result of collective bargaining.  Notwithstanding the foregoing, participants named below shall not be eligible to participate in the Special Contribution:

Robin Borgen	Timothy M. Ree
Michael R. Erickson	Marvin E. Rygh
Kent A. Fetzer	Judy A. Schmitt
Harlan R. Jirges	Dennis M. Zander
John H. Kennah

Participants who meet the preceding requirements are referred to herein  as “Supplement D-17 Participants.”

3.
Amount of Special Contribution Allocation.  For each Plan Year, the Board of Directors of Fidelity E&P will credit eligible employees with a contribution equal to five percent (5%) of their eligible Compensation as a Special Contribution.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-17 Participants based upon their Compensation, excluding bonuses, received while employed by Fidelity E&P for that Plan Year. For the Plan Year in which the Special Contribution Feature becomes effective, the term Compensation shall include total compensation, excluding bonuses, paid to a Supplement D-17 Participant during that Plan Year from an Affiliate prior to the date Fidelity E&P became a Participating Affiliate under the Plan.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-17 Participants shall be vested in their Special Contribution Feature only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-17 Participant completes at least 1,000 Hours of Service.  In addition, service with Fidelity E&P, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-17 shall be recognized for purposes of this Paragraph, applying these rules as if Fidelity E&P (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-17 shall, unless defined in this Supplement D-17 or elsewhere noted, have the meanings given to those terms in the Plan.

6.           Inconsistencies with the Plan.  The terms of this Supplement D-17 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-17.

Supplement D-18
Provisions Relating to the
WHC, Ltd. Profit Sharing Feature

1.
Introduction.  Effective September 1, 2001, WHC, Ltd. (“WHC”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of September 1, 2001, and shall be in addition to the Standard Matching Contributions provided by WHC pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing contribution made by WHC pursuant to Paragraph 3 below for a given Plan Year, Participants employed by WHC must complete 1,000 Hours of Service in that Plan Year and be employed by WHC on the last day of the Plan Year.  However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-18 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of WHC, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of WHC.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-18 Participants based upon their Compensation, excluding bonuses, received while employed by WHC for that Plan Year.

For the Plan Year in which the Profit Sharing Feature becomes effective, the term Compensation shall include total compensation, excluding bonuses, paid to a Supplement D-18 Participant by WHC on and after July 19, 2001.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-18 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-18 Participant completes at least 1,000 Hours of Service.  In addition, service with WHC, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-18 shall be recognized for purposes of this Paragraph, applying these rules as if WHC (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-18 shall, unless defined in this Supplement D-18 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-18 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-18.

Supplement D-20

Provisions Relating to the

Bell Electrical Contractors, Inc. Profit Sharing Feature

1.
Introduction.  Effective January 1, 2002, Bell Electrical Contractors, Inc. (“Bell”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 2002, and shall be provided by Bell pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by Bell pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Bell must complete 1,000 Hours of Service and be employed by Bell on December 31 of that Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-20 Participants.”

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of Bell, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Bell. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-20 Participants based upon their Compensation, excluding bonuses, received while employed by Bell for that Plan Year.

4.	Vesting. Notwithstanding anything in Section 4.2 to the contrary, Supplement D-20 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-20 Participant completes at least 1,000 Hours of Service.  In addition, service with Bell, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-20 shall be recognized for purposes of this Paragraph, applying these rules as if Bell (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-20 shall, unless defined in this Supplement D-20 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-20 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-20.

Supplement D-21
Provisions Relating to the
Northstar Materials, Inc. Profit Sharing Feature
1.
Introduction.  Effective January 1, 2003, Northstar Materials, Inc. (“Northstar”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 2003, and shall be in addition to the Standard Matching Contributions provided by Northstar pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by Northstar pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Northstar must complete 1,000 Hours of Service in that Plan Year and be employed by Northstar on the last day of the Plan Year. However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-21 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of Northstar, Inc., in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Northstar. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-21 Participants based upon their Compensation, excluding bonuses, received while employed by Northstar for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-21 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-21 Participant completes at least 1,000 Hours of Service.  In addition, service with Northstar, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-21 shall be recognized for purposes of this Paragraph, applying these rules as if Northstar (and its affiliates at that time) were Affiliates under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death,Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-21 shall, unless defined in this Supplement D-21 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-21 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-21.

Supplement D-22
Provisions Relating to the
Granite City Ready Mix, Inc. Sharing Feature

1.
Introduction.  Effective June 1, 2002, Granite City (“Granite City”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of June 1, 2002, and shall be in addition to the Standard Matching Contributions provided by Granite City pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing contribution made by Granite City pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Granite City must complete 1,000 Hours of Service in that Plan Year and be employed by Granite City on the last day of the Plan Year.  However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-22 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of Granite City, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Granite City. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-22 Participants based upon their Compensation, excluding bonuses, received while employed by Granite City for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-22 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below

A “Year of Vesting Service” means a Plan Year in which the Supplement D-22 Participant completes at least 1,000 Hours of Service.  In addition, service with Granite City, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-22 shall be recognized for purposes of this Paragraph, applying these rules as if Granite City (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-22 shall, unless defined in this Supplement D-22 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-22 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-22.

Supplement D-23
Provisions Relating to the
Buffalo Bituminous, Inc. Profit Sharing Feature

1.
Introduction.  Effective July 15, 2002, Buffalo Bituminous, Inc. (“Buffalo Bituminous”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of July 15, 2002, and shall be in addition to the Standard Matching Contributions provided by Buffalo Bituminous pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing contribution made by Buffalo Bituminous pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Buffalo Bituminous must complete 1,000 Hours of Service in that Plan Year and be employed by Buffalo Bituminous on the last day of the Plan Year.  However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-23 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of Buffalo Bituminous, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Buffalo Bituminous. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-23 Participants based upon their Compensation, excluding bonuses, received while employed by Buffalo Bituminous for that Plan Year.

4.
Vesting. Notwithstanding anything in Section 4.2 to the contrary, Supplement D-23 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below

A “Year of Vesting Service” means a Plan Year in which the Supplement D 23 Participant completes at least 1,000 Hours of Service.  In addition, service with Buffalo Bituminous, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-23 shall be recognized for purposes of this Paragraph, applying these rules as if Buffalo Bituminous (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-23 shall, unless defined in this Supplement D-23 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-23 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-23.

Supplement D-24
Provisions Relating to the
E.S.I., Inc. Profit Sharing Feature

1.
Introduction.  Effective January 1, 2003, E.S.I., Inc. (“ESI”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 2003, and shall be in addition to the Standard Matching Contributions provided by ESI pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by ESI pursuant to Paragraph 3 below for a given Plan Year, Participants employed by ESI must complete 1,000 Hours of Service in that Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-24 Participants.”

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of E.S.I., Inc., in its discretion shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of ESI. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-24 Participants based upon their Compensation, excluding bonuses, received while employed by ESI for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-24 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-24 Participant completes at least 1,000 Hours of Service.  In addition, service with ESI, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-24 shall be recognized for purposes of this Paragraph, applying these rules as if ESI (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-24 shall, unless defined in this Supplement D-24 or elsewhere noted, have the meanings given to those terms in the Plan.

6.
Inconsistencies with the Plan.  The terms of this Supplement D-24 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-24.

Supplement D-25
Provision Relating to the
Bauerly Brothers, Inc. Profit Sharing Feature
1.
Introduction. Effective January 1, 2003, Bauerly Brothers, Inc. (“Bauerly”), a Participating Affiliate in the Plan, has established the profit sharing feature described in this Supplement.  The amended profit sharing feature shall be effective as of January 1, 2003, and shall be in addition to the Standard Matching Contributions provided by Bauerly pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by Bauerly pursuant to paragraph 3 below for a given Plan Year, Participants employed by Bauerly must (a) have completed 1,000 Hours of Service in that Plan Year, (b) have made Savings Contributions to the Plan during the Plan Year of not less than one percent (1%) of their Compensation, and (c) be employed by Bauerly on the last day of the Plan Year.  In addition, Participants who died or became disabled during the Plan or terminated after attaining age 65 and who made Savings Contributions to the Plan during the Plan Year of not less than one percent (1%) of their Compensation are also eligible to share in the profit sharing contribution, if any, for a Plan Year.  However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company of the last day of the Play Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirements are referred to herein as “Supplement D-25 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.
3.
Amount of Profit Sharing Contributions, Allocation. For each Plan Year, the Board of Directors of Bauerly, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Bauerly.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-25 Participants based upon their Compensation received while employed by Bauerly for that Plan Year; provided, that in the case of any Supplement D-25 Participant who was a Davis-Bacon Employee at any time during the Plan Year and who received one or more Davis-Bacon Supplemental Contributions during the Plan Year pursuant to paragraph G-6 of Supplement G, such Supplement D-25 Participant’s share of the profit sharing contribution allocated under this paragraph D-25 shall be reduced, but not below zero, by any such Davis-Bacon Supplemental Contributions made during the Plan Year pursuant to paragraph G-6 of Supplement G.  For the Plan Year ended December 31, 2003, any profit sharing contribution allocated to a Davis-Bacon Employee under this Supplement D-25 shall be credited to the Davis-Bacon Employee’s Davis-Bacon Supplemental Contributions Account under Supplement G.  For all Plan Years ending after December 31, 2003, any profit sharing contributions allocated to a Davis-Bacon Employee under this Supplement D-25 shall be credited to the Davis-Bacon Employee’s Profit Sharing Account.

4.
Vesting. Notwithstanding anything in Section 4.2 to the contrary, Supplement D-25 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-25 Participant completes at least 1,000 Hours of Service.  In addition, service with Bauerly, the Company and all Affiliates that occurred prior to the effective date of Supplement D-25 shall be recognized for purposes of this paragraph, applying these rules as if Bauerly (and its affiliates at that time) were Affiliates under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-25 shall, unless defined in this Supplement D-25 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-25 are a part of the Plan and supersede the provisions of the Plan and any other Supplement to the extent necessary to eliminate inconsistencies between the Plan or other supplements and this Supplement D-25.

Supplement D-26
Provisions Relating to the
Atlas, Inc., a division of Bauerly Brothers, Inc.
 Profit Sharing Feature
1.
Introduction.  Effective July 1, 2003, Atlas, Inc., a division of Bauerly Brothers, Inc. (“Atlas”), a Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of July 1, 2003, and shall be in addition to the Standard Matching Contributions provided by Atlas pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contribution.  In order to share in the allocation of any profit sharing contribution made by Atlas pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Atlas must complete 1,000 Hours of Service in that Plan Year and be employed by Atlas on the last day of the Plan Year. However, any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution so long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-26 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of Bauerly Brothers, Inc., in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Atlas. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-26 Participants based upon their Compensation, excluding bonuses, received while employed by Atlas for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-26 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-26 Participant completes at least 1,000 Hours of Service.  In addition, service with Atlas, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-26 shall be recognized for purposes of this Paragraph, applying these rules as if Atlas (and its affiliates at that time) were Affiliates under the Plan. Nothwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-26 shall, unless defined in this Supplement D-26 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-26 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-26.

Supplement D-27
Provisions Relating to the
Great Plains Natural Gas Special Contribution Feature
1.
Introduction. Effective January 1, 2003, Great Plains Natural Gas (“GPNG”), a Participating Affiliate in the Plan, established the Special Contribution described in this Supplement.  The Special Contribution shall be in addition to the Standard Matching Contributions provided by GPNG pursuant to the Plan.

2.
Eligibility to Share in the Special Contribution.  In order to share in the allocation of any Special Contribution made by GPNG, pursuant to Paragraph 3 below for a given Plan Year, Participants must have been  employed by GPNG prior to January 1, 2006, and must have completed 1,000 Hours of Service in that Plan Year.  Participants who meet the preceding requirements are referred to herein as “Supplement D-27 Participants.”

3.
Amount of Special Contribution Allocation.  For each Plan Year, the Chief Executive Officer of GPNG will credit eligible employees with a contribution equal to four percent (4%) of their eligible Compensation as a Special Contribution.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-27 Participants based upon their Compensation, excluding bonuses, received while employed by GPNG for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-27 Participants shall be vested in their Special Contribution only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-27 Participant completes at least 1,000 Hours of Service.  In addition, service with GPNG, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-27 shall be recognized for purposes of this Paragraph, applying these rules as if GPNG (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Special Contribution account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-27 shall, unless defined in this Supplement D-27 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-27 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-27.

Supplement D-28

Provisions Relating to the

Fred Carlson Company, LLC Profit Sharing Feature

1.
Introduction.  Effective April 1, 2004, Fred Carlson Company, Inc. LLC, and its divisions Roverud Construction, Inc. and Pederson Brothers of Harmony, Inc. (“Fred Carlson”), Participating Affiliate in the Plan, established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of April 1, 2004, and shall be in addition to the Standard Matching Contributions provided by Fred Carlson pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by Fred Carlson pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Fred Carlson must complete 1,000 Hours of Service in that Plan Year and be employed by Fred Carlson on the last day of the Plan Year.  However any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution as long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who meet the preceding requirements are referred to herein as “Supplement D-28 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of Fred Carlson, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Fred Carlson. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-28 Participants based upon their Compensation, excluding bonuses, received while employed by Fred Carlson for that Plan Year.

4.
Vesting. Notwithstanding anything in Section 4.2 to the contrary, Supplement D-28 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-28 Participant completes at least 1,000 Hours of Service.  In addition, service with Fred Carlson, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-28 shall be recognized for purposes of this Paragraph, applying these rules as if Fred Carlson (and its affiliates at that time) were Affiliates under the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-28 shall, unless defined in this Supplement D-28 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-28 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-28.

Supplement D-29
Provisions Relating to the
Morse Bros., Inc.
Special Contribution Feature
1.	Introduction. Effective September 1, 2004, Morse Bros., Inc. (“MBI”), a Participating Affiliate in the Plan, established the Special Contribution Feature described in this Supplement.
2.
Eligibility to Share in the Special Contributions.  In order to share in the  allocation of any Special Contribution made by MBI, pursuant to Paragraph 3 below for a given Plan Year, Participants employed by MBI must have been employed for twelve consecutive months and complete 1,000 Hours of Service (prorated for the Plan Year in which the Special Contribution feature becomes effective) in that Plan Year.  Participants who meet the preceding requirements are referred to herein as “Supplement D-29 Participants.”

3.
Amount of Special Contribution Allocation.  For each Plan Year, the Board of Directors of MBI, in its discretion, may provide eligible employees an amount per each hour of service as a Special Contribution.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-29 Participants for each hour of service for which the Participant receives compensation, excluding Hours of Service pursuant to a prevailing wage agreement, provided the Participant accrues at least 1,000 Hours of Service during the Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, and except as otherwise provided with respect to Normal Retirement or Disability, Supplement D-29 Participants who are hired on or after September 1, 2004 shall be vested in their Special Contribution Feature only upon completing three (3) years of Vesting Service as defined below.  Supplement D-29 Participants who have a portion of their accounts attributable to the Morse Bros., Inc. Employee’s Profit-Sharing Plan and Trust (the “MBI Plan”) shall be vested in their Special Contribution Account and any Employer contribution transferred from the MBI Plan in accordance with Supplement H-1.
A “Year of Vesting Service” means a Plan Year in which the Supplement D-29 Participant completes at least 1,000 Hours of Service.  In addition, service with MBI and all Affiliates that occurred prior to the effective date of Supplement D-29 shall be recognized for purposes of this Paragraph, applying these rules as if MBI was an Affiliate under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Special Contribution account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-29 shall, unless defined in this Supplement D-29 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-29 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-29.

Supplement D-30
Provisions Relating to the
Rocky Mountain Contractors, Inc.
Special Contribution Feature
1.
Introduction.  Effective January 1, 2005, Rocky Mountain Contractors, Inc., (“RMC”) a Participating Affiliate in the Plan, will establish the Special Contribution described in this Supplement.   The Special Contribution shall be in addition to the Standard Matching Contributions provided by RMC pursuant to the Plan.

2.
Eligibility to Share in the Special Contribution.  In order to share in the allocation of any Special Contribution made by RMC, pursuant to paragraph 3 below for a given Plan Year, Participants employed by RMC must complete 1,000 Hours of Service in that Plan Year and be employed by RMC on the last day of the Plan Year; provided, however, that if the Participant's failure to complete 1,000 Hours of Service in the Plan Year and be employed by RMC on the last day of the Plan Year is due to the Participant's Disability, Death or Retirement on or after Normal Retirement Date during such Plan Year, such Participant shall nevertheless be entitled to share in the allocation of the special contribution for such Plan Year.  Participants who meet the preceding requirements are referred to herein as "Supplement D-30 Participants."

3.
Amount of Special Contribution Allocation.  For each Plan Year, RMC  shall make a special contribution to the Plan on behalf of all Supplement D-30 Participants in an amount equal to ten percent (10%) of Compensation.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-30 Participants who are hired on or after December 31, 2004 shall be vested in their Special Contribution only upon completing three (3) years of Vesting Service as defined below.  Supplement D-30 Participants who have a portion of their accounts attributable to the Rocky Mountain Contractors Employees' Profit Sharing Plan ("Profit Sharing Plan") and/or the Rocky Mountain Contractors Employees' Pension Plan ("Pension Plan") shall be vested in their Special Contribution and any Employer contributions transferred from the Profit Sharing Plan and/or Pension Plan in accordance with Supplement H-7.
A "Year of Vesting Service" means a Plan Year in which the Supplement D-30 Participant completes at least 1,000 Hours of Service.  In addition, service with RMC, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-30 shall be recognized for purposes of this Paragraph, applying these rules as if RMC was an Affiliate under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Special Contribution account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-30 shall, unless defined in this Supplement D-30 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-30 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-30.

Supplement D-31
Provisions Relating to the
Hamlin Electric Company
Special Contribution Feature

1.
Introduction.  Effective January 1, 2005, Hamlin Electric Company (“HEC”) a Participating Affiliate in the Plan, will establish the Special Contribution described in this Supplement. The Special Contribution shall be in addition to the Standard Matching Contributions provided by HEC pursuant to the Plan.

2.
Eligibility to Share in the Special Contribution. In order to share in the allocation of any Special Contribution made by HEC, pursuant to paragraph 3 below for a given Plan Year, Participants employed by HEC must complete 1,000 Hours of Service in that Plan Year and be employed by HEC on the last day of the Plan Year; provided, however, that if the Participant's failure to complete 1,000 Hours of Service in the Plan Year and be employed by HEC on the last day of the Plan Year is due to the Participant's Disability, Death or Retirement on or after Normal Retirement Date during such Plan Year, such Participant shall nevertheless be entitled to share in the allocation of the special contribution for such Plan Year.  Participants who meet the preceding requirements are referred to herein as "Supplement D-31 Participants."

3.
Amount of Special Contribution Allocation.  For each Plan Year, HEC shall make a special contribution to the Plan on behalf of all Supplement D-31 Participants in an amount equal to ten percent (10%) of Compensation.

4.	Vesting. Notwithstanding anything in Section 4.2 to the contrary, Supplement D-31 Participants who are hired on or after December 31, 2004 shall be vested in their

Special Contribution only upon completing three (3) years of Vesting Service as defined below.  Supplement D-31 Participants who have a portion of their accounts attributable to the Rocky Mountain Contractors Employees' Profit Sharing Plan ("Profit Sharing Plan") and/or the Rocky Mountain Contractors Employees' Pension Plan ("Pension Plan") shall be vested in their Special Contribution and any Employer contributions transferred from the Profit Sharing Plan and/or Pension Plan in accordance with Supplement H-7.
A "Year of Vesting Service" means a Plan Year in which the Supplement D-31 Participant completes at least 1,000 Hours of Service.  In addition, service with HEC, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-31 shall be recognized for purposes of this Paragraph, applying these rules as if HEC was an Affiliate under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Special Contribution account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-31 shall, unless defined in this Supplement D-31 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-31 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-31.

Supplement D-32
Provision Relating to the
Pioneer Construction, Inc., a division of Bauerly Brothers, Inc.
Profit Sharing Feature
1.
Introduction. Effective January 1, 2005, Pioneer Construction, Inc., a division of Bauerly Brothers, Inc. (“Pioneer”), a Participating Affiliate in the Plan, has established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 2005, and shall be in addition to the Standard Matching Contributions provided by Pioneer pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by Pioneer pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Pioneer must complete 1,000 Hours of Service in that Plan Year and be employed by Pioneer on the last day of the Plan Year.  However any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution as long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  Participants who died or became disabled during the Plan Year or terminated after attaining age 65 are also eligible to share in the profit sharing contribution, if any, for a Plan Year.  Participants who meet the preceding requirement are referred to herein as “Supplement D-32 Participants.”

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.
3.
Amount of Profit Sharing Contributions, Allocation. For each Plan Year, the Board of Directors of Bauerly Brothers, Inc., in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Pioneer.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-32 Participants based upon their Compensation, excluding bonuses, received while employed by Pioneer for that Plan Year; provided, that in the case of any Supplement D-32 Participant who was a Davis-Bacon Employee at any time during the Plan Year and who received one or more Davis-Bacon Supplemental Contributions during the Plan Year pursuant to paragraph G-6 of Supplement G, such Supplement D-32 Participant’s share of the profit sharing contribution allocated under this paragraph D-32 shall be reduced, but not below zero, by any such Davis-Bacon Supplemental Contributions made during the Plan Year pursuant to paragraph G-6 of Supplement G.  Any profit sharing contributions allocated to a Davis-Bacon Employee under this Supplement D-32 shall be credited to the Davis-Bacon Employee’s Profit Sharing Account.

4.
Vesting. Notwithstanding anything in Section 4.2 to the contrary, Supplement D-32 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-32 Participant completes at least 1,000 Hours of Service.  In addition, service with Pioneer, the Company and all Affiliates that occurred prior to the effective date of

Supplement D-32 shall be recognized for purposes of this paragraph, applying these rules as if Pioneer (and its Affiliates at that time) were Affiliates under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-32 shall, unless defined in this Supplement D-32 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-32 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and this Supplement D-32.

Supplement D-33
Provisions Relating to the
Fidelity Exploration & Production Company of Texas LLC
Special Contribution Feature
1.
Introduction. Effective May 25, 2005, Fidelity Exploration & Production Company of Texas LLC (“FEPTX”), a Participating Affiliate in the Plan, has established the Special Contribution Feature described in this Supplement.  The Special Contribution Feature shall be effective as of May 25, 2005, and shall be in addition to the Standard Matching Contributions provided by FEPTX pursuant to the Plan.

2.
Eligibility to Share in the Special Contributions.  In order to share in the allocation of any Special Contribution made by FEPTX, pursuant to Paragraph 3 below for a given Plan Year, Participants employed by FEPTX must complete 1,000 Hours of Service (prorated for the Plan Year in which the Special Contribution Feature becomes effective) in that Plan Year and must not be covered by a collective bargaining unit to which the Special Contribution Feature has not been extended as a result of collective bargaining. Participants who died or became disabled during the Plan Year or terminated after attaining age 65 are also eligible to share in the Special Contribution, if any, for a Plan Year.  Participants who meet the preceding requirements are referred to herein as “Supplement D-33 Participants.”

3.
Amount of Special Contribution Allocation.  For each Plan Year, the Board of Directors of FEPTX will credit eligible employees with a contribution equal to five percent (5%) of their eligible Compensation as a Special Contribution.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-33 Participants based upon their Compensation, excluding bonuses, received while employed by FEPTX for that Plan Year. For the Plan Year in which the Special Contribution Feature becomes effective, the term Compensation shall include total compensation, excluding bonuses, paid to a Supplement D-33 Participant during that Plan Year from an Affiliate prior to the date FEPTX became a Participating Affiliate under the Plan.
4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-33 Participants shall be vested in their Special Contribution only upon completing three (3) years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-33 Participant completes at least 1,000 Hours of Service.  In addition, service with FEPTX, the Company, and all Affiliates that occurred prior to the effective date of Supplement D-33 shall be recognized for purposes of this Paragraph, applying these rules as if FEPTX (and its affiliates at that time) were Affiliates under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-33 shall, unless defined in this Supplement D-33 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-33 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-33.

Supplement D-34

Provisions Relating to the

Jebro Incorporated Profit Sharing Feature

1.
Introduction.  Effective November 1, 2005, Jebro Incorporated (“Jebro”), a Participating Affiliate in the Plan, has established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of November 1, 2005, and shall be in addition to the Standard Matching Contributions provided by Jebro pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by Jebro  pursuant to Paragraph 3 below for a given Plan Year, Participants employed by Jebro must complete 1,000 Hours of Service in that Plan Year and be employed by Jebro on the last day of the Plan Year.  However any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution as long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  .Participants who meet the preceding requirement are referred to herein as “Supplement D-34 Participants”.

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.
3.	Amount of Profit Sharing Contributions, Allocation. For each Plan Year, the Board of Directors of Jebro, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of Jebro.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-34 Participants based upon their Compensation, excluding bonuses, received while employed by Jebro for that Plan Year.
4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-34 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-34 Participant completes at least 1,000 Hours of Service.  In addition, service with Jebro, the Company and all Affiliates that occurred prior to the effective date of Supplement D-34 shall be recognized for purposes of this Paragraph, applying these rules as if Jebro (and its affiliates at that time) were Affiliates under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-34 shall, unless defined in this Supplement D-34 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-34 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-34.

Supplement D-35

Provisions Relating to the

MDU Resources Group, Inc.

Special Contribution Feature

1.
Introduction.  Effective January 1, 2006, certain Participating Affiliates in the Plan hereby establish a Special Contribution Feature as described in this Supplement D-35. This Special Contribution Feature shall be in addition to all other contributions provided pursuant to the Plan.

2.
Eligibility to Share in the Special Contribution.  Participation in the Special Contribution for any Plan Year is limited to employees who are hired after December 31, 2005, and satisfy the Plan’s definition of Eligible Employee for the following Participating Affiliates:

Great Plains Natural Gas Co.
Hawaiian Cement
Knife River Corporation
MDU Resources Group, Inc.
Montana- Dakota Utilities Co.
Prairielands Energy Marketing, Inc.
WBI Holdings, Inc.
Williston Basin Interstate Pipeline Company

Unless specifically bargained for, employees covered by a collective bargaining agreement shall not be eligible to participate in the Special Contribution Feature.
Notwithstanding the foregoing, the Williston Basin Interstate Pipeline Company employees covered by a collective bargaining agreement shall be eligible to participate in this Special Contribution Feature, effective January 1, 2006.

Any person receiving long-term disability benefits as of December 31 of any Plan Year who was actively employed during the Plan Year and who meets the above criteria will also be eligible to participate in the Special Contribution Feature.  Individuals who satisfy the preceding requirements for special contributions are referred to herein as “Supplement D-35 Participants.”
3.
Amount of Special Contribution Allocation.  For each Plan Year, the Board of Directors for each above mentioned Participating Affiliate will credit eligible employees with a contribution equal to five percent (5%) of Compensation.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-35 Participants based upon their Compensation, excluding bonuses received while employed by the identified Participating Affiliate.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-35 Participants shall be vested in their Special Contribution only upon completing three (3) years of Vesting Service as defined below.

A "Year of Vesting Service" means a Plan Year in which the Supplement D-35 Participant completes at least 1,000 Hours of Service.  In addition, service with any Affiliate that occurred prior to the effective date of Supplement D-35 shall be recognized for purposes of this Paragraph.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Special Contribution Account upon Death, Disability, or attaining age 65.

5.	Use of Terms. Terms used in this Supplement D-35 shall, unless defined in this Supplement D-35 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-35 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-35.

Supplement D-36

Provisions Relating to the

JTL Group, Inc.

Special Contribution Feature

1.
Introduction.  Effective January 1, 2005, JTL, Group, Inc. (“JTL”) a Participating Affiliate in the Plan hereby established the Special Contribution Feature as described in this Supplement D-36.  This Special Contribution shall be in addition to all other contributions provided by JTL pursuant to the Plan.

2.
Eligibility to Share in the Special Contribution.  In order to share in the allocation of any Special Contribution made by JTL pursuant to Paragraph 3 below for a given Plan Year, Participants must be an Eligible Employee of JTL.  Unless specifically bargained for, eligible Employees covered by a collective bargaining agreement shall not be eligible to share in this Special Contribution feature.  Participants who meet the preceding requirements are referred to herein as “Supplement D-36 Participants.”

3.
Amount of Special Contribution Allocation.  For each Plan Year, the Board of Directors of JTL will credit eligible Salaried employees with a contribution equal to eight percent (8%) of Compensation.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-36 Participants based upon their Compensation, excluding bonuses received while employed by the identified Participating Affiliate.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-36 Participants shall be vested in their Special Contribution only upon completing three (3) years of Vesting Service as defined below.

A "Year of Vesting Service" means a Plan Year in which the Supplement D-36 Participant completes at least 1,000 Hours of Service.  In addition, service with any Affiliate that occurred prior to the effective date of Supplement D-36 shall be recognized for purposes of this Paragraph.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Special Contribution Account upon Death, Disability, or upon attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-36 shall, unless defined in this Supplement D-36 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-36 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-36

Supplement D-37

Provisions Relating to the

Wm. Winkler Company Profit Sharing Feature

1.
Introduction.  Effective May 5, 2006, Wm Winkler Company (“WWC”), a Participating Affiliate in the Plan, has established the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective May 5, 2006, and shall be in addition to the Standard Matching Contributions provided by WWC pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by WWC  pursuant to Paragraph 3 below for a given Plan Year, Participants employed by WWC must complete 1,000 Hours of Service (prorated for the Plan Year in which the profit sharing becomes effective) in that Plan Year and be employed by WWC on the last day of the Plan Year.  However any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution as long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  .Participants who meet the preceding requirement are referred to herein as “Supplement D-37 Participants”.

For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.
Amount of Profit Sharing Contributions, Allocation.  For each Plan Year, the Board of Directors of WWC, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of WWC.  The amount of any such contribution for a Plan Year shall be allocated to Supplement D-37 Participants based upon their Compensation, excluding bonuses, received while employed by WWC for that Plan Year.

4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-37 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D-37 Participant completes at least 1,000 Hours of Service.  In addition, service with WWC, the Company and all Affiliates that occurred prior to the effective date of Supplement D-37 shall be recognized for purposes of this Paragraph, applying these rules as if WWC (and its affiliates at that time) were Affiliates under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-37 shall, unless defined in this Supplement D-37 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-37 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-37.

Supplement D-38

Provisions Relating to the

Kent’s Oil Service Profit Sharing Feature

1.
Introduction.  Effective January 1, 2007, Kent’s Oil Service (“KENT’S”), a Participating Affiliate in the Plan, will establish the profit sharing feature described in this Supplement.  The profit sharing feature shall be effective as of January 1, 2007, and shall be in addition to the Standard Matching Contributions provided by KENT’S pursuant to the Plan.

2.
Eligibility to Share in Profit Sharing Contributions.  In order to share in the allocation of any profit sharing contribution made by KENT’S pursuant to Paragraph 3 below for a given Plan Year, Participants employed by KENT’S must complete 1,000 Hours of Service in that Plan Year and be employed by KENT’S on the last day of the Plan Year.  However any Eligible Employee who transfers to Knife River Corporation or any of its operating companies during the Plan Year and is employed by that company on the last day of the Plan Year will be eligible to receive a pro-rated profit sharing contribution as long as the Eligible Employee has completed 1,000 Hours of Service cumulatively during the Plan Year.  .Participants who meet the preceding requirement are referred to herein as “Supplement D-38 Participants”. For purposes of this Supplement, an “Active Employee” means an employee who is still on the payroll or has been temporarily laid off, but does not mean an employee whose employment has been terminated effective on or before December 31 of that Plan Year.

3.	Amount of Profit Sharing Contributions, Allocation. For each Plan Year, the Board of Directors of KENT’S, in its discretion, shall determine the amount (if any) of profit sharing contributions to be made to the Plan based upon the profitability of KENT’S. The amount of any such contribution for a Plan Year shall be allocated to Supplement D-38 Participants based upon their Compensation, excluding bonuses, received while employed by KENT’S for that Plan Year.
4.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary, Supplement D-38 Participants shall be vested in their Profit Sharing Accounts only upon completing three (3) Years of Vesting Service as defined below.

A “Year of Vesting Service” means a Plan Year in which the Supplement D38 Participant completes at least 1,000 Hours of Service.  In addition, service with KENT’S, the Company and all Affiliates that occurred prior to the effective date of Supplement D-38 shall be recognized for purposes of this Paragraph, applying these rules as if KENT’S (and its affiliates at that time) were Affiliates under the Plan.  Notwithstanding the foregoing, a Participant shall be fully vested in his or her Profit Sharing Account upon Death, Disability, or attaining age 65.
5.	Use of Terms. Terms used in this Supplement D-38 shall, unless defined in this Supplement D-38 or elsewhere noted, have the meanings given to those terms in the Plan.
6.
Inconsistencies with the Plan.  The terms of this Supplement D-38 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement D-38.

Supplement E

Provisions Relating to the Merger of

LTM, Incorporated 401(k) Employee Savings Plan

E-1.
Introduction.  Effective April 1, 2000 (the “Merger Date”), the LTM, Incorporated 401(k) Employee Savings Plan (the “LTM Bargaining Plan”) will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan (the “Plan”).  After April 1, 2000, no further contributions will be made to the LTM Bargaining Plan.

E-2.
Merger.  The merger of the LTM Bargaining Plan into the Plan and the resulting transfer of assets described above is designed to comply with Section 401(a)12), 411(d)(6), and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement E is to reflect the merger and to set forth special provisions which shall apply with respect to current and former LTM, Incorporated Bargaining Employees who participate in the Plan on or after the Merger Date (“Supplement E Participants”).

E-3.
Transfer of Assets.  The assets of the LTM, Incorporated 401(k) Employee Savings Plan Trust, which trust serves as a funding vehicle for the LTM Bargaining Plan, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on or as soon as practicable after the Merger Date.

E-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement E Participant who had an account balance in the LTM Bargaining Plan will be transferred to the Plan from the LTM Bargaining Plan and credited to corresponding accounts established for each such Supplement E Participant (“Account Balances”).

E-5.
Participation.  Each Participant in the LTM Bargaining Plan on March 31, 2000, who has one or more account balance in the LTM Bargaining Plan on that date automatically shall become a Participant in the Plan on the Merger Date, and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement E.  Any other LTM employee not described in the previous sentence shall become a Participant in the Plan under the regular terms and conditions thereof.

E-6.	Vesting. On the Merger Date, each Supplement E Participant shall be fully vested in their Account Balances.
E-7.
Distribution of Benefits.  As of the Merger Date, each Supplement E Participant’s Account Balances shall be payable to the Participant at the same time as the Participant is entitled to receive other benefits pursuant to Section 4.3 of the Plan.

E-8.
Administration Expenses.  Expenses incurred in operating and administering the Plan on behalf of Supplement E Participants shall be paid from assets of the Plan attributable to such Supplement E Participants.

E-9.	Use of Terms. The terms used in this Supplement E shall, unless defined in this Supplement E or otherwise noted, have the meanings given to those terms in the Plan.
E-10.
Inconsistencies with the Plan.  The terms of this Supplement E are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and this Supplement E.

Supplement F
Provisions Relating to the
WBI Holdings, Inc. Variable Match Feature

F-1.
Introduction.  Effective January 1, 2000, WBI Holdings, Inc. (“WBIH”), a Participating Affiliate in the Plan, established the variable match feature described in this Supplement F.  The variable match feature shall be effective as of January 1, 2000, and shall be in addition to the standard matching contributions provided by WBIH pursuant to the Plan.

F-2.
Eligibility to Participate in Variable Matching Contributions.  Participation in the variable match feature for any Plan Year is limited to all employees of WBIH and Williston Basin Interstate Pipeline Company ("WBI") who satisfy the Plan's definition of “Eligible Employee,” elect to make savings contributions to the Plan, and are employed by WBIH or WBI on December 31 of such Plan Year; provided that, employees who are participating in a management incentive compensation plan or an executive incentive compensation plan on December 31 of any Plan Year shall not be eligible to participate in the variable match feature.   Any person receiving long-term disability benefits as of December 31 of any Plan Year who was actively employed by WBIH or WBI during the Plan Year, who made savings contributions to the Plan, and who meets the above criteria will also be eligible to participate in the variable match feature.  Individuals who satisfy the preceding requirements for variable matching contributions are referred to herein as “Supplement F Participants.”

F-3.
Amount of Variable Matching Contributions.  For each Plan Year, the Board of Directors of WBIH, in its discretion, shall determine the percent (if any) of variable matching contributions to be made to the Plan.  Such determination shall be based upon the final year-end earnings and profitability of WBIH as evidenced in its financial statements for the year.  The amount of any such variable matching contribution for a Plan Year shall be calculated for Supplement F Participants based upon each Participant’s savings contributions while participating in the Plan for that Plan Year; provided that, a Supplement F Participant's savings contributions in excess of 6% of Compensation, which excludes bonuses, shall  not be eligible for variable matching contributions.

F-4.
Vesting.   A Participant will, at all times, have a fully vested and nonforfeitable right to the value of the Participant’s Savings Contribution and Matching Contribution Accounts, including any variable matching contributions.

F-5.	Use of Terms. Terms used in this Supplement F shall, unless defined in this Supplement F or elsewhere noted, have the meanings given to those terms in the Plan.
F-6.
Inconsistencies with the Plan.  The terms of this Supplement F are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and this Supplement F.

SUPPLEMENT G
Prevailing Wage Law Requirements
G-1.
Introduction.  Effective as of January 1, 2003, the Plan covers certain Eligible Employees who perform services for an Employer under a public contract that is subject to the Davis-Bacon Act or similar prevailing state wage law (a “Davis-Bacon Employee”). The portion of a Davis-Bacon Employee’s service with an Employer that is subject to the Davis Bacon Act or similar prevailing state wage law (the “Prevailing Wage Law”) is referred to in this Supplement G as “Davis-Bacon Service”.  The provisions of this Supplement G are intended to modify the terms of the Plan as applied to Davis-Bacon Employees and to allow the Plan to qualify as a bona fide fringe benefit plan in accordance with Title 29, Part 5 of the Code of Federal Regulations and the Department of Labor guidance issued thereunder.

G-2.	Use of Terms. Terms used in this Supplement G shall, unless defined in this Supplement G or otherwise noted, have the meanings given to those terms in the Plan.
G-3.
Inconsistencies with the Plan.  The terms of this Supplement G are a part of the Plan and supersede the provisions of the Plan and any other supplement to the extent necessary to eliminate inconsistencies between the Plan and such other supplements and this Supplement G.

G-4.
Eligibility and Participation.  A Davis-Bacon Employee who is employed on an occasional or temporary basis and who otherwise meets the definition of an Eligible Employee shall become a Participant upon the completion of one Hour of Service.

G-5.
Prevailing Wage Compensation.  While employed in Davis-Bacon Service, the Compensation (as defined in the Plan) paid to a Davis-Bacon Employee and used in determining contributions under the Plan shall be the prevailing wage required by the Prevailing Wage Law.

G-6.
Supplemental Contributions.  To the extent that the sum of the employer matching and profit sharing contributions, if any, for a period are insufficient to satisfy the Prevailing Wage Law’s required fringe cost, an Employer, in its sole discretion may make a supplemental contribution on behalf of any Davis-Bacon Employee other than a Davis-Bacon Employee who is a Highly Compensated Employee, in such amount as may be necessary to satisfy the Prevailing Wage Law’s required fringe cost (a “Davis-Bacon Supplemental Contribution”).  Any Davis-Bacon Supplemental Contributions made on behalf of a Davis-Bacon Employee pursuant to this paragraph G-6 shall be credited to a ‘Davis-Bacon Supplemental Contribution Account’ established for the Davis-Bacon Employee under this Supplement G.  Except as otherwise provided in this Supplement G, Davis-Bacon Employee’s Supplemental Contribution Account shall be treated as an “Account” for all purposes of the Plan and the amounts credited thereto shall be subject to the same restrictions as apply to amounts credited to a Participant’s Profit Sharing Account.

G-7.
Depositing of Employer Contributions.  Any Employer contribution made on behalf of a Davis-Bacon Employee under the Plan that are intended to satisfy the Prevailing Wage Law’s required fringe cost, including, but not limited to, any matching contributions and any Davis-Bacon Supplemental Contributions described in paragraph G-6 above, will be contributed to the Trust Fund not less frequently than quarterly.
G-8.	Vesting. A Davis-Bacon Employee will, at all times, have a fully vested and nonforfeitable right to the value of his Matching and Davis-Bacon Supplemental Contribution Accounts.
G-9.
Davis-Bacon Subaccount.  The Committee shall maintain as part of each Davis-Bacon Employee’s Matching Contribution Account a subaccount to reflect the matching contributions, if any, made on behalf of the Davis-Bacon Employee that are intended to satisfy the Prevailing Wage Law’s required fringe cost.

G-10.
Contribution Limitation.  If the annual additions that would otherwise be allocated to a Davis-Bacon Employee’s Accounts would exceed the limitations described in Section 3.7 of the Plan for any Plan Year, any portion of the excess amount that is attributable to contributions made on behalf of the Davis-Bacon Employee with respect to Davis-Bacon Service shall be held in a suspense account and allocated and reallocated to the Davis-Bacon Employee’s Accounts in subsequent Plan Years to the extent permissible in accordance with Treasury Regulation Section 1.415-6(b)(6).

Supplement H

Provisions Relating to the Merger of

Umpqua River Navigation Company

Retirement Plan

H-1.
Introduction.  Effective as of January 1, 2003 (the "Merger Date"), the frozen Umpqua River Navigation Company Retirement Plan (the "Umpqua Plan") will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan (the "Plan").

H-2.
Merger.  The merger of the Umpqua Plan into the Plan and the resulting transfer of assets described above was designed to comply with Sections 401(a)(12), 411(d)(6) and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H is to reflect the merger and to set forth special provisions which shall apply with respect to former Umpqua River Navigation Company Employees who participate in the Plan on the Merger Date ("Supplement H Participants").

H-3.
Transfer of Assets.  The assets of the Umpqua River Navigation Company Retirement Plan Trust, which trust serves as a funding vehicle for the Umpqua Plan, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on or as soon as practicable after the Merger Date.

H-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement H Participant who had an account balance in the Umpqua Plan will be transferred to the Plan from the Umpqua Plan and credited to corresponding accounts established for each such Supplement H Participant (“Account Balances”).

H-5.
Participation.  Each Participant in the Umpqua Plan on December 31, 2002, who has one or more account balances in the Umpqua Plan on that date automatically shall become a Participant in the Plan on the Merger Date, and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement H.

H-6.	Vesting. On the Merger Date, each Supplement H Participant shall be fully vested in their account balances as pursuant to Section 4.2 of the Plan.
H-7.
Distribution of Benefits.  For any Participant with a portion of his Account consisting of amounts transferred from the Umpqua Plan in connection with the merger of such plan, whose entire vested Account is in excess of $5,000 and who terminates employment and requests distribution prior to April 1, 2003, distribution may be made in the form of an annuity, and shall be subject to the provisions of Section 401(a)(11) of the Internal Revenue Code.  Any distribution requests made on or after April 1, 2003 shall be in accordance with Section 4.4 of the Plan.

H-8.	Hardship Withdrawal. Any Supplement H Participant that requests and is approved for a hardship withdrawl pursuant to Section 4.5(a) of the Plan, will have included in the available amount any such amounts transferred from the Umpqua Plan in connection with the merger of such plan, excluding all earnings derived from any 401(k) contributions credited to such account.
H-9.	Use of Terms. The terms used in this Supplement H shall, unless defined in this Supplement H or otherwise noted, have the meanings given to those terms in the Plan.

H-10.
Inconsistencies with the Plan.  The terms of this Supplement H are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement H.

Supplement H-1
Provisions Relating to the Merger of the
Morse Bros., Inc. Employee’s Profit-Sharing Plan and Trust
H-1-1.
Introduction.   Effective as of September 1, 2004 (the "Merger Date"), the Morse Bros., Inc. Employee’s Profit-Sharing Plan and Trust (the "MBI Plan") will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan (the "Plan").

H-1-2.
Merger.  The merger of the MBI Plan into the Plan and the resulting transfer of assets described above is designed to comply with Sections 401(a)(12), 411(d)(6), and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-1 is to reflect the merger and to set forth special provisions which shall apply with respect to Participants who had a portion of their Accounts transferred from the MBI Plan in connection with the merger of such plan ("Supplement H-1 Participants").

H-1-3.
Transfer of Assets.  The assets of the Morse Bros., Inc. Employee’s Profit- Sharing Plan and Trust, which trust serves as a funding vehicle for the MBI Plan, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on, or as soon as practicable after the Merger Date.

H-1-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement H-1 Participant who had an account balance under the MBI Plan will be transferred to the Plan from the MBI Plan and credited to corresponding accounts established for each such Supplement H-1 Participant ("Account Balances").

H-1-5.
Participation.  Each Supplement H-1 Participant shall become a Participant in the Plan on the Merger Date  and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement H-1.

H-1-6.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary and except as otherwise provided with respect to Normal Retirement or Disability, any Supplement H-1 Participant with a portion of the Account consisting of amounts transferred from the MBI Plan in connection with the merger of such plan and who terminates on or after September 1, 2004, shall be vested in such Participant’s Profit Sharing Account in accordance with the following schedule:

Year(s) of Vesting Service	Vested Percentage
Less than 2 years	0%
2 years but less than 3	20%
3 years or more	100%

             A "Year of Vesting Service" means a Plan Year in which the Supplement H-1 Participant completes at least 1,000 Hours of Service.  For this purpose, a Supplement H-1 Participant shall be credited with any years of vesting service credited under the MBI Plan.

H-1-7.
Distribution of Benefits.  For any Supplement H-1 Participant with a portion of the account consisting of amounts transferred from the MBI Plan in connection with the merger of such plan, whose entire vested Account is in excess of $5,000 and who terminates employment and requests distribution prior to December 31, 2004, distribution may be made in the form of an annuity or installments, subject to the provisions of Section 401(a)(9) of the Internal Revenue Code and the terms of the MBI Plan as in effect on the Merger Date, the applicable terms of the MBI Plan being incorporated herein by this reference. Any distribution requests made on or after December 31, 2004, shall be in accordance with Section 4.4 of the Plan.
H-1-8.
Withdrawals.  Any Supplement H-1 Participant who requests and is approved for a withdrawal pursuant to Section 4.5 of the Plan, shall have included in the available amount any such amounts transferred from the MBI Plan in connection with the merger of such plan, excluding, for purposes of Section 4.5(a), all earnings derived from any 401(k) contributions.

H-1-9.
After-Tax Withdrawals.  Any Supplement H-1 Participant may withdraw, by written election to the Committee, but not more than once per Plan Year, all or any portion of any after-tax contributions transferred from the MBI Plan in connection with the merger of such plan.

H-1-10.	Use of Terms. The terms used in this Supplement H-1 shall, unless defined in this Supplement H-1 or otherwise noted, have the meanings given to those terms in the Plan.
H-1-11.
Inconsistencies with the Plan.  The terms of this Supplement H-1 are a part of the Plan and shall supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and this Supplement H-1.

Supplement H-2

Provisions Relating to the Merger of The

Pouk & Steinle Retirement Savings Plan

H-2-1.
Introduction.  Effective as of September 1, 2004 (the “Merger Date”), the Pouk & Steinle Retirement Savings Plan (the “P&S Plan”) will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan (the “Plan”).

H-2-2.
Merger.  The merger of the P&S Plan into the Plan and the resulting transfer of assets described above was designed to comply with Sections 401(a)(12), 411(d)(6), and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-2 is to reflect the merger and to set forth special provisions which shall apply with respect to Participants who had a portion of their Accounts transferred from the P&S Plan in connection with the merger of such plan.

H-2-3.
Transfer of Assets.  The assets of the Discretionary Trust for the Pouk & Steinle Retirement Savings Plan, which trust serves as a funding vehicle for the P&S Plan, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on or as soon as practicable after the Merger Date.

H-2-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement H-2 Participant who had an account balance under the P&S Plan will be transferred to the Plan from the P&S Plan and credited to corresponding accounts established for each such Supplement H-2 Participant (“Account Balances”).

H-2-5.
Participation.  Each Supplement H-2 Participant shall become a Participant in the Plan on the Merger Date, and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement H-2.

H-2-6.
Fee Reimbursement.  The Employer shall make a contribution on behalf of each Supplement H-2 Participant who is not a Highly Compensated Employee and who is employed by the Employer during the Plan Year beginning January 1, 2004 in an amount equal to the fee assessed against the Participant’s account, if any, as a result of the liquidation of the Guaranteed Interest Account under the P&S Plan pursuant to the merger of the P&S Plan.

H-2-7.	Vesting. Each Supplement H-2 Participant shall be fully vested in their account balances as pursuant to Section 4.2 of the Plan.
H-2-8.
Distribution of Benefits.  For any Participant with a portion of his Account consisting of amounts transferred from the P&S Plan in connection with the merger of such plan, whose entire vested Account is in excess of $5,000 and who terminates employment and requests distribution prior to December 31, 2004, distribution may be made in the form of an annuity subject to the provisions of the P&S Plan, as in effect as of the Merger Date, the applicable terms of which are incorporated herein by this reference and shall be subject to the provisions of Section 401(a)(11) of the Internal Revenue Code.  Any distribution requests made on or after December 31, 2004 shall be in accordance with Section 4.4 of the Plan.

H-2-9.
Hardship Withdrawals.  Any Supplement H-2 Participant who requests and is approved for a hardship withdrawal pursuant to Section 4.5(a) of the Plan will have included in the available amount any such amounts transferred from the P&S Plan in connection with the merger of such plan, excluding all earnings derived from any 401(k) contributions credited to such account after December 31, 1988.

H-2-10.	Use of Terms. The terms used in this Supplement H-2 shall, unless defined in this Supplement H-2 or otherwise noted, have the meanings given to those terms in the Plan.
H-2-11.
Inconsistencies with the Plan.  The terms of this Supplement H-2 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement H-2.

Supplement H-3
Provisions Relating to the Merger of The
Northwest AGC Chapters 401(k) Profit Sharing Plan

H-3-1.
Introduction.   Effective as of September 1, 2004 (the “Merger Date”), the Northwest AGC Chapters 401(k) Profit Sharing Plan (the “Northwest Plan”), as adopted by Oregon Electric Construction, Inc. (the “OEC Portion”) will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan (the “Plan”).

H-3-2.
Merger.  The merger of the OEC Portion of the Northwest Plan into the Plan and the resulting transfer of assets described above was designed to comply with Sections 401(a)(12), 411(d)(6), and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-3 is to reflect the merger and to set forth special provisions which shall apply with respect to Participants who had a portion of their Accounts transferred from the OEC Portion of the Northwest Plan in connection with the merger of such plan.

H-3-3.
Transfer of Assets.  The assets of the OEC Portion of the Northwest AGC Chapters Retirement Trust Agreement, which trust serves as a funding vehicle for the Northwest Plan, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on or as soon as practicable after the Merger Date.

H-3-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement H-3 Participant who had an account balance under the

OEC Portion of the Northwest Plan will be transferred to the Plan from the Northwest Plan and credited to corresponding accounts established for each such Supplement H-3 Participant (“Account Balances”).
H-3-5.
Participation.  Each Supplement H-3 Participant shall become a Participant in the Plan on the Merger Date, and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement H-3.

H-3-6.	Vesting. Each Supplement H-3 Participant shall be fully vested in their account balances as pursuant to Section 4.2 of the Plan.
H-3-7.
Distribution of Benefits.  For any Participant with a portion of his Account consisting of amounts transferred from the OEC Portion of the  Northwest Plan in connection with the merger of such plan, whose entire vested Account is in excess of $5,000 and who terminates employment and requests distribution prior to December 31, 2004, distribution may be made in the form of an annuity or in the form of installments, subject to the provisions of Section 401(a)(9) of the Internal Revenue Code and the terms of the Northwest Plan, as in effect as of the Merger Date, the applicable terms of the Northwest Plan being incorporated herein by this reference.  Any distribution requests made on or after December 31, 2004 shall be in accordance with Section 4.4 of the Plan.

H-3-8.
Hardship Withdrawals.  Any Supplement H-3 Participant who requests and is approved for a hardship withdrawal pursuant to Section 4.5(a) of the Plan will have included in the available amount any such amounts transferred from the

OEC Portion of the Northwest Plan in connection with the merger of such plan, excluding all earnings derived from any 401(k) contributions credited to such account after December 31, 1988.
H-3-9.	Use of Terms. The terms used in this Supplement H-3 shall, unless defined in this Supplement H-3 or otherwise noted, have the meanings given to those terms in the Plan.
H-3-10.
Inconsistencies with the Plan.  The terms of this Supplement H-3 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and this Supplement H-3.

Supplement H-4
Provisions Relating to the Merger of the
Savings Plan for Salaried Employees of Hawaiian Cement

H-4-1.
Introduction.   Effective as of October 1, 2004 (the “Merger Date”), the Savings Plan for Salaried Employees of Hawaiian Cement (the “Salaried Employees Plan”) will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan (the “Plan”).

H-4-2.
Merger.  The merger of the Salaried Employees Plan into the Plan and the resulting transfer of assets described above was designed to comply with Sections 401(a)(12), 411(d)(6), and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-4 is to reflect the merger and to set forth special provisions which shall apply with respect to Participants who had their Accounts transferred from the Salaried Employees Plan in connection with the merger of such plan (“Supplement H-4 Participants”).

H-4-3.
Transfer of Assets.  The assets of the Savings Plan for Salaried Employees of Hawaiian Cement trust, which trust serves as a funding vehicle for the Salaried Employees Plan, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on or as soon as practicable after the Merger Date.

H-4-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement H-4 Participant who had an account balance under the Salaried Employees Plan will be transferred to the Plan from the Salaried

Employees Plan and credited to corresponding accounts established for each such Supplement H-4 Participant (“Account Balances”).
H-4-5.
Participation.  Each Supplement H-4 Participant shall become a Participant in the Plan on the Merger Date, and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement H-4.

H-4-6.
Fee Reimbursement.  The Employer shall make a contribution on behalf of each Supplement H-4 Participant who is not a Highly Compensated Employee and who is employed by the Employer during the Plan Year beginning January 1, 2004 in an amount equal to the fee assessed against the Participant’s account, if any, as a result of the liquidation of the GIC investment under the Salaried Employees Plan pursuant to the merger of the Salaried Employees Plan.

H-4-7.	Vesting. Each Supplement H-4 Participant shall be fully vested in their account balances as pursuant to Section 4.2 of the Plan.
H-4-8.
Hardship Withdrawals.  Any Supplement H-4 Participant that requests and is approved for a hardship withdrawal pursuant to Section 4.5(a) of the Plan will have included in the available amount any such amounts transferred from the Salaried Employees Plan in connection with the merger of such plan, excluding all earnings derived from any 401(k) contributions credited to such account.

H-4-9.	Withdrawal of Rollover Contributions. In addition to the withdrawal rights under Section 4.5, a Supplement H-4 Participant may withdraw, by written election to the Committee, all or any portion of the Participant’s Rollover Account in cash or in the form of Common Stock.
H-4-10.	Use of Terms. The terms used in this Supplement H-4 shall, unless defined in this Supplement H-4 or otherwise noted, have the meanings given to those terms in the Plan.
H-4-11.
Inconsistencies with the Plan.  The terms of this Supplement H-4 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement H-4.

Supplement H-5
Provisions Relating to the Merger of the
Loy Clark Pipeline Company 401(k) Plan
H-5-1.
Introduction.   Effective as of December 29, 2004 (the “Merger   Date”), the Loy Clark Pipeline Company 401(k) Plan (the “Loy Clark Plan”) will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan (the “Plan”).

H-5-2.
Merger.  The merger of the Loy Clark Plan into the Plan and the resulting transfer of assets described above is designed to comply with Sections 401(a)(12), 411(d)(6), and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-5 is to reflect the merger and to set forth special provisions which shall apply with respect to Participants who had a portion of their Accounts transferred from the Loy Clark Plan in connection with the merger of such Plan (“Supplement H-5 Participants”).

H-5-3.
Transfer of Assets.  The assets of the Loy Clark Pipeline Company 401(k) Plan Trust, which serves as the funding vehicle for the Loy Clark Plan shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on, or as soon as practicable, after the Merger Date.

H-5-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate adjusted account balances of each Supplement H-5 Participant who had an account balance under the Loy Clark Plan will be transferred to the Plan and credited to corresponding accounts established for each such Supplement H-5 Participant (“Account Balances”).

H-5-5.
Participation.  Each Supplement H-5 Participant employed by Loy Clark Pipeline Company as of the Merger Date shall become a Participant in the Plan on the Merger Date (if not already a Participant) and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement H-5.

H-5-6.
Vesting.  Each Supplement H-5 Participant with a portion of his or her Account consisting of amounts transferred from the Loy Clark Plan in connection with the merger of such plan, shall be fully vested in such Participant’s account balances as pursuant to Section 4.2 of the Plan.

H-5-7.
Distribution of Benefits.  For any Supplement H-5 Participant with a portion of his or her account consisting of amounts transferred from the Loy Clark Plan in connection with the merger of such plan, whose entire vested account is in excess of $5,000 and who terminates employment and requests distribution prior to March 31, 2005, distribution may be made in the form of an annuity or installments, subject to the provisions of Section 401(a)(9) of the Internal Revenue Code and the terms of the Loy Clark Plan as in effect on the Merger Date.  Any distribution requests made on or after March 31, 2005, shall be in accordance with Section 4.4 of the Plan.

H-5-8.	Use of Terms. The terms used in this Supplement H-5 shall, unless defined in this Supplement H-5 or otherwise noted, have the meanings given to those terms in the Plan.

H-5-9.
Inconsistencies with the Plan.  The terms of this Supplement H-5 are a part of the Plan and shall supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and this Supplement H-5.

Supplement H-6

Provisions Relating to the Merger of the

Montana Contractors’ Association, Inc.

Money Purchase Retirement Plan and Trust

and the

Montana Contractors’ Association, Inc.

401(k) Retirement Plan and Trust

H-6-1.
Introduction.  Effective as of December 31, 2004 (the "Merger Date"), the Montana Contractors’ Association, Inc. Money Purchase Retirement Plan and Trust, as adopted by JTL Group, Inc. (the "Money Purchase Plan") and the Montana Contractors’ Association, Inc. 401(k) Retirement Plan and Trust, as adopted by JTL Group, Inc. (the "401(k) Plan") (collectively the "JTL Plans") will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan (the "Plan").

H-6-2.
Merger.  The merger of the JTL Plans into the Plan and the resulting transfer of assets described above is designed to comply with Sections 401(a)(12), 411(d)(6), and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-6 is to reflect the merger and to set forth special provisions which shall apply with respect to Participants who had a portion of their Accounts transferred from the JTL Plans in connection with the merger of such Plans ("Supplement H-6 Participants").

H-6-3.
Transfer of Assets.  The assets of the Montana Contractors’ Association, Inc. Money Purchase Retirement Plan and Trust and the Montana Contractors’ Association, Inc. 401(k) Retirement Plan and Trust which serve as the funding vehicle for the JTL Plans that have been allocated to Supplement

H-6 Participants shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on, or as soon as practicable after, the Merger Date.
H-6-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate adjusted account balances of each Supplement H-6 Participant who had an account balance under the JTL Plans will be transferred to the Plan and credited to corresponding accounts established for each such Supplement H-6 Participant (“Account Balances”).

H-6-5.
Participation.  Each Supplement H-6 Participant employed by JTL Group, Inc.  as of the Merger Date shall become a Participant in the Plan on the Merger Date (if not already a Participant) and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement H-6.

H-6-6.
Vesting.  Each Supplement H-6 Participant with a portion of his or her Account consisting of amounts transferred from the JTL Plans in connection with the merger of such plans, shall be fully vested in such Participant’s account balances as pursuant to Section 4.2 of the Plan.

H-6-7.
Distribution of Benefits.  For any Supplement H-6 Participant with a portion of his or her account consisting of amounts transferred from the JTL Plans in connection with the merger of such plans, whose entire vested Account is in excess of $5,000 and who terminates employment and requests distribution prior to February 1, 2005, distribution may be made in the form of an annuity or installments,  subject to the provisions of Section 401(a)(9) of the Internal

Revenue Code and the terms of the JTL Plans as in effect on the Merger Date, the applicable terms of the JTL Plans being incorporated herein by this reference. The optional forms(s) of annuity or installments under the JTL Plans shall not be available for distributions made after February 1, 2005. Any distribution requests made on or after February 1, 2005, shall be in accordance with Section 4.4 of the Plan, provided, however, any Supplement H-6 Participant’s Account attributable to the Money Purchase Plan may be distributed in the form of a 50% joint and survivor annuity (for a married participant) or single life annuity (for an unmarried participant or married participant with spousal written and notarized consent).
H-6-8.
Loans to Participants.  If the Supplement H-6 Participant is married, and a portion of the account is attributable to the Money Purchase Plan, the Supplement H-6 Participant must obtain spousal written consent in order to obtain a loan under Section 4.8 of the Plan, which consent must either be notarized or witnessed by a Plan representative.

H-6-9.
Withdrawals.  Any Supplement H-6 Participant who requests and is approved for a withdrawal pursuant to Section 4.5 of the Plan, shall have excluded from the available amount any portion of the Supplement H-6 Participant’s account that was transferred from the Money Purchase Plan in connection with the merger of such plan.  In addition, if the Supplement H-6 Participant is married and a portion of the account is attributable to the Money Purchase Plan, the Supplement H-6 Participant must obtain spousal written consent, which consent must either be notarized or witnessed by a Plan representative.

H-6-10.	Use of Terms. The terms used in this Supplement H-6 shall, unless defined in this Supplement H-6 or otherwise noted, have the meanings given to those terms in the Plan.
H-6-11.
Inconsistencies with the Plan.  The terms of this Supplement H-6 are a part of the Plan and shall supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and this Supplement H-6.

Supplement H-7

Provisions Relating to the Mergers of the

Rocky Mountain Contractors Employees' Profit Sharing Plan and

Rocky Mountain Contractors Employees' Pension Plan

H-7-1.
Introduction.   Effective as of December 31, 2004 (the "Merger Date"), the Rocky Mountain Contractors Employees' Profit Sharing Plan (the "Profit Sharing Plan") and the Rocky Mountain Contractors Employees’ Pension Plan (the “Pension Plan”), as adopted by Rocky Mountain Contractors, Inc. and Hamlin Electric Company, will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan (the "Plan").

H-7-2.
Merger.  The mergers of the Profit Sharing Plan and the Pension Plan into the Plan and the resulting transfer of assets described above was designed to comply with Sections 401(a)(12), 411(d)(6) and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-7 is to reflect the mergers and to set forth special provisions which shall apply with respect to Participants who had a portion of their Accounts transferred from the Profit Sharing Plan and/or Pension Plan in connection with the mergers of such plans ("Supplement H-7 Participants").

H-7-3.
Transfer of Assets.  The assets of the Rocky Mountain Contractors Employees’ Profit Sharing Plan trust and the Rocky Mountain Contractors Employees’ Pension trust, which trusts serve as funding vehicles for the Profit Sharing Plan and Pension Plan, respectively, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on or as soon as practicable after the Merger Date.

H-7-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement H-7 Participant who had an account balance under the Profit Sharing Plan and/or Pension Plan will be transferred to the Plan from the Profit Sharing Plan and Pension Plan and credited to corresponding accounts established for each such Supplement H-7 Participant ("Account Balances").

H-7-5.
Participation.  Each Supplement H-7 Participant shall become a Participant in the Plan on the Merger Date, and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement H-7.

H-7-6.
Vesting.  Notwithstanding anything in Section 4.2 to the contrary and except as otherwise provided with respect to Normal Retirement or Disability, Supplement H-7 Participants shall be vested in any Employer contributions transferred from the Profit Sharing Plan and/or Pension Plan as follows:

Year(s) of Vesting Service	Vested Percentage
Less than 2 years	0%
2 years but less than 3	20%
3 years or more	100%

A "Year of Vesting Service" means a Plan Year in which the Supplement H-7 Participant completes at least 1,000 Hours of Service.  For this purpose, a Supplement H-7 Participant shall be credited with any years of vesting service credited under the Profit Sharing Plan or Pension Plan.

H-7-7.
Hardship Withdrawals.  Any Supplement H-7 Participant who requests and is approved for a hardship withdrawal pursuant to Section 4.5(a) of the Plan, shall have excluded from the available amount any portion of the Supplement H-7 Participant's account that was transferred from the Pension Plan in connection with the merger of such plan.  In addition, if the Supplement H-7 Participant is married and a portion of the account is attributable to the Pension Plan, the Supplement H-7 Participant must obtain spousal written consent, which consent must either be notarized or witnessed by a Plan representative.

H-7-8.
Age 59½ Withdrawals.  Any Supplement H-7 Participant who requests and is approved for a withdrawal under Section 4.5(b) of the Plan, shall have excluded from the available amount any portion of the Supplement H-7 Participant's account that was transferred from the Pension Plan in connection with the merger of such plan.  In addition, if the Supplement H-7 Participant is married and a portion of the account is attributable to the Pension Plan, the Supplement H-7 Participant must obtain spousal written consent, which consent must either be notarized or witnessed by a Plan representative.

H-7-9.
Loans.  If the Supplement H-7 Participant is married and a portion of the account is attributable to the Pension Plan, the Supplement H-7 Participant must obtain spousal written consent in order to obtain a loan under Section 4.8 of the Plan, which consent must either be notarized or witnessed by a Plan representative.

H-7-10.
Distribution of Benefits.  For any Supplement H-7 Participant with a portion of his or her Account consisting of amounts transferred from the Profit Sharing Plan and/or Pension Plan in connection with the mergers of such plans, whose entire vested Account is in excess of $5,000 and who terminates employment and requests distribution prior to March 15, 2005, distribution may be made in the normal form of an annuity or installments, subject to the provisions of Section 401(a)(9) of the Internal Revenue Code and the terms of the Profit Sharing Plan and Pension Plan as in effect on the Merger Date, the applicable terms of the Profit Sharing Plan and Pension Plan being incorporated herein by this reference.  The optional form(s) of annuity or installments under the Profit Sharing Plan and Pension Plan shall not be available for distributions made after March 14, 2005.  Any distribution requests made on or after March 14, 2005 shall be in accordance with Section 4.4 of the Plan, provided, however, any Supplement H-7 Participant's Account attributable to the Pension Plan may be distributed in the form of a 50% joint and survivor annuity (for a married participant or single life annuity (for an unmarried participant or married participant with spousal written and notarized consent).

H-7-11.	Use of Terms. The terms used in this Supplement H-7 shall, unless defined in this Supplement H-7 or otherwise noted, have the meanings given to those terms in the Plan.

H-7-12.
Inconsistencies with the Plan.  The terms of this Supplement H-7 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement H-7.

Supplement H-8

Provisions Relating to the Merger of the

Hawaiian Cement Non-Salaried Employees 401(k) Retirement Plan

H-8-1.
Introduction.   Effective as of August 1, 2005 (the "Merger Date"), the Hawaiian Cement Non-Salaried Employees 401(k) Plan (the "Non-Salaried Employees Plan") will merge into the MDU Resources Group, Inc. 401(k) Retirement Plan.

H-8-2.
Merger.  The merger of the Non-Salaried Employees Plan into the Plan and the resulting transfer of assets described above was designed to comply with Sections 401(a)(12), 411(d)(6) and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-8 is to reflect the merger and to set forth special provisions which shall apply with respect to Participants who had their Accounts transferred from the Non-Salaried Employees Plan in connection with the merger of such plan ("Supplement H-8 Participants").

H-8-3.
Transfer of Assets.  The assets of the Hawaiian Cement Non-Salaried Employees 401(k) Plan trust, which trust serves as a funding vehicle for the Non-Salaried Employees Plan, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on or as soon as practicable after the Merger Date.

H-8-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement H-8 Participant who had an account balance under the Non-Salaried Employees Plan will be transferred to the Plan from the

            Non-Salaried Employees Plan and credited to corresponding accounts established for each such Supplement H-8 Participant ("Account Balances").
H-8-5.
Participation.  Each Supplement H-8 Participant shall become a Participant in the Plan on the Merger Date, and shall continue as a Participant in the Plan until all of the Participant’s vested account balances are distributed, subject to the terms and conditions of the Plan and this Supplement H-8.

H-8-6.	Vesting. Each Supplement H-8 Participant shall be fully vested in their account balances as pursuant to Section 4.2 of the Plan.
H-8-7.
Hardship Withdrawals.  Any Supplement H-8 Participant that requests and is approved for a hardship withdrawal pursuant to Section 4.5(a) of the Plan will have included in the available amount any such amounts transferred from the Non-Salaried Employees Plan in connection with the merger of such plan, excluding all earnings derived from any 401(k) contributions credited to such account.

H-8-8.	Use of Terms. The terms used in this Supplement H-8 shall, unless defined in this Supplement H-8 or otherwise noted, have the meanings given to those terms in the Plan.
H-8-9.
Inconsistencies with the Plan.  The terms of this Supplement H-8 are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement H-8.

Supplement H-9

Provisions Relating to the Merger of the

Bauerly Brothers, Inc. Davis-Bacon Pension Plan

H-9-1.	Introduction. Effective as of December 1, 2005 (the "Merger Date"), the Bauerly Brothers, Inc. Davis-Bacon Pension Plan ("Bauerly Davis-Bacon Plan") will merge into the Plan.
H-9-2.
Merger.  The merger of the Bauerly Davis-Bacon Plan into the Plan and the resulting transfer of assets described above was designed to comply with Sections 401(a)(12), 411(d)(6) and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-9 is to reflect the merger and to set forth special provisions which shall apply with respect to Participants who had a portion of their Accounts transferred from the Bauerly Davis-Bacon Plan in connection with the merger of such plan ("Supplement H-9 Participants").

H-9-3.
Transfer of Assets.  The assets of the Bauerly Brothers Inc. Davis-Bacon Pension Plan and Trust, which trust serves as a funding vehicle for the Bauerly Davis-Bacon Plan, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on or as soon as practicable after the Merger Date.

H-9-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement H-9 Participant who had an account balance under the Bauerly Davis-Bacon Plan will be transferred to the Plan from the Bauerly Davis-Bacon Plan and credited to corresponding accounts established for each such Supplement H-9 Participant ("Account Balances").
H-9-5.
Vesting.  Each Supplement H-9 Participant shall be fully vested in the amounts transferred from the Bauerly Davis-Bacon Plan in connection with the merger of such plan, with the balance of each such Participant’s account being vested in accordance with the provisions of Section 4.2 of the Plan.

H-9-6.
Distribution of Benefits.  Distribution to any Supplement H-9 Participant shall be made in accordance with Section 4.4 of the Plan, provided, however, that any Supplement H-9 Participant’s account attributable to the Bauerly Davis-Bacon Plan may be distributed in the form of a 50% joint and survivor annuity (for a married participant) or single life annuity (for an unmarried participant or married participant with spousal written and notarized consent).

H-9-7.
Withdrawals.  Any Supplement H-9 Participant who requests and is approved for a withdrawal pursuant to Section 4.5 of the Plan, shall have excluded from the available amount any portion of the Supplement H-9 Participant’s account that was transferred from the Bauerly Davis-Bacon Plan in connection with the merger of such plan. In addition, if the Supplement H-9 Participant is married and a portion of the account is attributable to the Bauerly Davis-Bacon Plan, the Supplement H-9 Participant must obtain spousal written consent, that must be either notarized or witnessed by a Plan representative.

H-9-8.
Loans.  If the Supplement H-9 Participant is married, and a portion of the account is attributable to the Bauerly Davis-Bacon Plan, the Supplement H-9 Participant must obtain spousal written consent in order to obtain a loan under Section 4.8 of the Plan, which consent must either be notarized or witnessed by a Plan representative.
H-9-9.	Use of Terms. The terms used in this Supplement H-9 shall, unless defined in this Supplement H-9 or otherwise noted, have the meanings given to those terms in the Plan.
H-9-10.
Inconsistencies with the Plan.  The terms of this Supplement H-9 are a part of the Plan and shall supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement H-9.

Supplement H-10

Provisions Relating to the Merger of the

Buffalo Bituminous, Inc. Davis-Bacon Pension Plan

H-10-1.	Introduction. Effective as of December 1, 2005 (the "Merger Date"), the Buffalo Bituminous, Inc. Davis-Bacon Pension Plan (the "Buffalo Davis-Bacon Plan") will merge into the Plan.
H-10-2.
Merger.  The merger of the Buffalo Davis-Bacon Plan into the Plan and the resulting transfer of assets described above was designed to comply with Sections 401(a)(12), 411(d)(6) and 414(1) of the Internal Revenue Code and the regulations thereunder.  The purpose of this Supplement H-10 is to reflect the merger and to set forth special provisions which shall apply with respect to Participants who had a portion of their Accounts transferred from the Buffalo Davis-Bacon Plan in connection with the merger of such plan ("Supplement H-10 Participants").

H-10-3.
Transfer of Assets.  The assets of the Buffalo Bituminous, Inc. Davis-Bacon Pension Plan and Trust, which trust serves as a funding vehicle for the Buffalo Davis-Bacon Plan, shall be transferred to the trustee of the trust that serves as a funding vehicle for the Plan on or as soon as practicable after the Merger Date.

H-10-4.
Transfer of Account Balances.  As soon as practicable after the Merger Date, assets and liabilities equal to the aggregate, adjusted account balances of each Supplement H-10 Participant who had an account balance under the Buffalo Davis-Bacon Plan will be transferred to the Plan from the Buffalo

Davis-Bacon Plan and credited to corresponding accounts established for each such Supplement H-10 Participant ("Account Balances").
H-10-5.
Vesting.  Each Supplement H-10 Participant shall be fully vested in the amounts transferred from the Buffalo Davis-Bacon Plan in connection with the merger of such plan, with the balance of each such Participant’s account being vested in accordance with the provisions of Section 4.2 of the Plan.

H-10-6.
Distribution of Benefits.  Distribution to any Supplement H-10 Participant shall be made in accordance with Section 4.4 of the Plan, provided, however, that any Supplement H-10 Participant’s account attributable to the Buffalo Davis-Bacon Plan may be distributed in the form of a 50% joint and survivor annuity (for a married participant) or single life annuity (for an unmarried participant or married participant with spousal written and notarized consent).

H-10-7.
Withdrawals.   Any Supplement H-10 Participant who requests and is approved for a withdrawal pursuant to Section 4.5 of the Plan, shall have excluded from the available amount any portion of the Supplement H-10 Participant’s account that was transferred from the Buffalo Davis-Bacon Plan in connection with the merger of such plan. In addition, if the Supplement H-10 Participant is married and a portion of the account is attributable to the Buffalo Davis-Bacon Plan, the Supplement H-10 Participant must obtain spousal written consent, which consent must be either notarized or witnessed by a Plan representative.

H-10-8.	Loans. If the Supplement H-10 Participant is married, and a portion of the account is attributable to the Buffalo Davis-Bacon Plan, the Supplement H-10

Participant must obtain spousal written consent in order to obtain a loan under Section 4.8 of the Plan, which consent must either be notarized or witnessed by a Plan representative.
H-10-9.	Use of Terms. The terms used in this Supplement H-10 shall, unless defined in this Supplement H-10 or otherwise noted, have the meanings given to those terms in the Plan.
H-10-10.
Inconsistencies with the Plan.  The terms of this Supplement H-10 are a part of the Plan and shall supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and the Supplement H-10

SCHEDULE A
Rogue Aggregates, Inc. (“Rogue”) shall make a matching contribution equal to one hundred percent (100%) of each Rogue employee’s participating savings contribution, up to the Participants maximum savings contribution of ten percent (10%) of compensation for each pay period.
Effective April 1, 1994.
**************************************************
JTL Group, Inc. - Montana (“JTL - Montana” ) shall not make a matching contribution of each JTL - Montana employee’s participating savings contribution.
Effective October 15, 1999.
**************************************************
JTL Group, Inc. - Wyoming (“JTL - Wyoming”) shall not make a matching contribution of each JTL - Wyoming employee’s participating savings contribution.
Effective October 15, 1999.
*************************************************
LTM, Incorporated shall not make a matching contribution on behalf of any of its employees participating in the Plan who are covered by a collective bargaining agreement with LTM, Incorporated.
Effective April 1, 2000.
**************************************************

SCHEDULE A CONTINUED
Great Plains Natural Gas Co., a division of MDU Resources Group, Inc. (“GPNG”), shall make a matching contribution equal to one hundred percent (100%) of each GPNG employee’s participating savings contribution, up to the Participant’s maximum savings contribution of six percent (6%) of compensation for each pay period for employees hired prior to January 1, 2006.
Effective July 1, 2000, Amended Effective January 1, 2006.
**************************************************
WHC, Ltd. (WHC) shall make a matching contribution equal to one hundred percent (100%) of each WHC employee’s participating savings contribution, up to the maximum savings contribution of five percent (5%) of compensation for each pay period.
Effective September 1, 2001.
**************************************************
Bell Electrical Contractors, Inc. (“Bell Electrical”) shall not make a matching contribution of each Bell employee’s participating savings contribution.
Effective November 1, 2001.
**************************************************
Young Contractors, Inc. (“Young”) shall make a matching contribution equal to one hundred percent (100%) of each Young employee’s participating savings contribution, up to the maximum savings contribution of three percent (3%) of compensation for each pay period.
Effective September 1, 2003.

SCHEDULE A CONTINUED
Colorado Energy Management, Inc. (“CEM”) shall make a matching contribution equal to one hundred percent (100%) of each CEM employee’s participating savings contribution, up to the maximum savings contribution of five percent (5%) of compensation for each pay period.
Effective May 15, 2004.
**************************************************
Pouk & Steinle, Inc. (“P&S”) shall make a matching contribution equal to fifty percent (50%) of each P & S employee’s participating savings contribution, up to the maximum savings contribution of four percent (4%) of compensation for each pay period.
Effective September 1, 2004.
**************************************************
Oregon Electric Construction, Inc. (“OEG”) shall not make a matching contribution of each OEG employee’s participating savings contribution.
Effective September 1, 2004.
**************************************************
Morse Bros., Inc. (“MBI”) shall not make a matching contribution of each MBI employee’s participating savings contribution.
Effective September 1, 2004.
**************************************************

SCHEDULE A CONTINUED
Rocky Mountain Contractors, Inc. (“RMC”) shall make a matching contribution equal to one hundred percent (100%) of each RMC employee’s participating savings contribution, up to the Participants maximum savings contribution of six percent (6%) of compensation for each pay period.
Effective December 31, 2004.
**************************************************
Hamlin Electric Company. (“HEC”) shall make a matching contribution equal to one hundred percent (100%) of each RMC employee’s participating savings contribution, up to the Participants maximum savings contribution of six percent (6%) of compensation for each pay period.
Effective December 31, 2004.
**************************************************
Coordinating and Planning Services, Inc. (“CPS”) shall not make a matching contribution of each CPS employee’s participating savings contribution.
Effective May 9, 2005.
**************************************************

SCHEDULE A CONTINUED
Bombard Electric, LLC (“Bombard Electric”) shall make a matching contribution equal to fifty percent (50%) of each Bombard Electric employee’s participating savings contribution, up to the maximum savings contribution of fifteen percent (15%) of compensation for each pay period.
Effective August 1, 2005.
**************************************************
Continental Line Builders, Inc. (“CLB”) shall make a matching contribution equal to one hundred percent (100%) of each CLB employee’s participating savings contribution, up to the maximum savings contribution of three percent (3%) of compensation for each pay period.
Effective June 1, 2006.
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